                                                             File Nos. 2-10653
                                                                        811-82


    As filed with the Securities and Exchange Commission on April 30, 2001

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM N-1A
                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933     / /
                      POST-EFFECTIVE AMENDMENT NO. 90      /X/

                                       and

                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940 / /
                              AMENDMENT NO. 45             /X/

                                  CGM TRUST
              (Exact Name of Registrant as Specified in Charter)

             One International Place, Boston, Massachusetts 02110
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: (617) 737-3225

                       Jeremiah J. Bresnahan, Jr., Esq.
                               Bingham Dana LLP
                              150 Federal Street
                         Boston, Massachusetts 02110
                   (Name and Address of Agent for Service)

      It is proposed that this filing will become effective on April 30, 2001, pursuant to paragraph (b) of Rule 485.

------------------------
CGM
MUTUAL FUND
------------------------
A No-Load Fund


                                        PROSPECTUS & APPLICATION  O  MAY 1, 2001


[logo] The Fund's investment objective is long-term capital appreciation with a prudent approach to protection of capital from undue risks. While the investment manager considers current income in the selection of the Fund's portfolio securities, it is not a controlling factor.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                               TABLE OF CONTENTS
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      FUND SUMMARY  ..................................................        1
        Investment Objective .........................................        1
        Summary of Principal Investment Strategies ...................        1
        Summary of Principal Risks ...................................        2
      PAST PERFORMANCE ...............................................        3
      EXPENSES  ......................................................        4
      ADDITIONAL FUND INFORMATION  ...................................        4
        Principal Investment Strategies  .............................        5
        Principal Risks...............................................        5
      MANAGEMENT  ....................................................        7
      HOW TO PURCHASE SHARES  ........................................        7
      SHAREHOLDER SERVICES ...........................................        8
      HOW TO SELL SHARES  ............................................        9
      TELEPHONE TRANSACTIONS  ........................................       12
      DIVIDENDS, CAPITAL GAINS AND TAXES .............................       12
      PRICING OF SHARES  .............................................       14
      FINANCIAL HIGHLIGHTS  ..........................................       15
      CONTACT INFORMATION........................................... Back Cover
      TABLE OF CONTENTS
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[logo] FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. While the investment manager considers current income in the selection of the Fund's portfolio securities, it is not a controlling factor.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to attain its objective by investing in a managed mix of equity and debt securities. Under normal circumstances the Fund expects to invest approximately 75% of its assets in equity securities and 25% of its assets in debt or fixed-income securities. However, the Fund is flexibly managed so that, depending on the investment manager's view of the economy and investment outlook, it sometimes will be more heavily invested in debt or fixed-income securities. The fixed-income securities that the Fund invests in will generally have a maturity ranging from 30 days to over 30 years. The investment manager may change the weighting of the Fund's investments in equity and fixed-income securities based on the relative attractiveness of the returns available from these securities. Generally, the Fund will increase its investments in fixed-income securities when the return on bonds exceeds the anticipated return on equity.

The Fund may invest in equity securities of companies in the real estate industry, including real estate investment trusts (REITs), when the investment manager believes that the total return potential for REITs is greater than that offered by more traditional equity securities.

The Fund may invest in companies of any size, but primarily invests in companies with market capitalizations of over $500 million.

The Fund may invest up to 25% of its assets in securities issued by companies in any single industry.

The Fund may invest up to 35% of its assets in debt or fixed-income securities of a quality below investment grade, including securities commonly referred to as "junk bonds". The Fund need not sell these securities if the 35% limitation is exceeded because of a downgrade in a fixed income security held by the Fund. The Fund may purchase below investment grade securities:

o in order to obtain the potentially higher yield that these securities offer relative to investment grade securities, and

o when the investment manager believes that the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities.

In making an investment decision, the investment manager analyzes:

o the overall economic factors that may affect a potential investment, and

o certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

The investment manager will sell a security if it determines that:

o its investment expectations are not being met,


o better opportunities are available, or


o its price objective has been attained.


SUMMARY OF PRINCIPAL RISKS

Like all mutual funds, you may lose money if you invest in the Fund. The Fund's investments are subject to the MARKET RISKS inherent in all securities. This means that you may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market.

In addition, because the Fund may also invest in debt or fixed-income securities, it is subject to CREDIT RISK (the risk that the obligor will default in the payment of principal and/or interest) and to INTEREST RATE RISK (the risk that the market value of the securities will decline as a result of increases in market rates of interest). Increases in interest rates may lead to a slower than expected rate of principal PREPAYMENTS, effectively lengthening the maturity of the affected securities. Conversely, declines in interest rates may lead to an accelerated rate of principal prepayments. The Fund may not be able to reinvest that principal at attractive rates.

The Fund may also invest a significant portion of its assets in REAL ESTATE INVESTMENT TRUSTS, which are subject to risks associated with the direct ownership of real estate as well as credit and interest rate risks generally associated with fixed-income securities.

Investments in LOWER QUALITY SECURITIES such as junk bonds are also subject to special risks, including higher credit risk, higher economic and market sensitivity, and low liquidity.

CONVERTIBLE SECURITIES are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.


The Fund may invest in FOREIGN ISSUERS, which are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of changes in foreign currency exchange rates. The Fund may invest in these issuers directly or indirectly through depository receipts (receipts representing the right to receive the securities of foreign issuers deposited in U.S. banks or a local branch of a foreign bank).


[logo] PAST PERFORMANCE

The bar chart and table below show the Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.

The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time for the periods indicated to that of the Standard and Poor's 500 Composite Index, a widely recognized unmanaged index of common stock prices.

Both the bar chart and the table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
     YEAR-BY-YEAR TOTAL RETURN  (as of 12/31 each year)


     1991                               40.9%
     1992                                6.1%
     1993                               21.8%
     1994                               -9.7%
     1995                               24.3%
     1996                               23.7%
     1997                                8.2%
     1998                                8.2%
     1999                               20.5%
     2000                              -11.6%
--------------------------------------------------------------------------------

During the ten-year period shown in the bar chart, the highest quarterly return was 19.3% (for the quarter ended 12/31/98) and the lowest quarterly return was -13.8% (for the quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/00)
                      1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Fund                  -11.6%         9.0%          12.2%
S&P 500 Index          -9.1%        18.3%          17.4%
--------------------------------------------------------------------------------


EXPENSES

--------------------------------------------------------------------------------
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Schedule of Fees

 Shareholder Transaction Expenses (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases--------------------- None Maximum Sales Charge (Load) Imposed on Reinvested Dividends---------- None Redemption Fee*------------------------------------------------------ None
   Exchange Fee --------------------------------------------------------  None


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets, based on expenses for year ended 12/31/00)

   Management Fees -----------------------------------------------------  0.87%
   Distribution (12b-1) Fees -------------------------------------------  None
   Other Expenses ------------------------------------------------------  0.19%
   Total Fund Operating Expenses ---------------------------------------  1.06%


* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you redeem your shares at the end of each period;

  o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Fund's future performance); and

  o the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



Number of years      1         3         5          10
                   ----       ----      ----      ------
Cost               $108       $337      $585      $1,294
                   ----       ----      ----      ------


[logo] ADDITIONAL FUND INFORMATION

The Fund's objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund's investment manager, are most likely to be important in trying to achieve the Fund's invest-ment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's objective may be changed without shareholder approval.

The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information ("SAI"). Of course, the Fund's investment manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.

The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to attain its objective by investing in a managed mix of equity and debt securities. Under normal circumstances the Fund expects to invest approximately 75% of its assets in equity securities and 25% of its assets in debt or fixed-income securities. However, the Fund is flexibly managed so that, depending on the investment manager's view of the economy and investment outlook, it sometimes will be more heavily invested in debt or fixed-income securities. The Fund's investments may include real estate investment trusts ("REITs") and other real estate companies.

The Fund may invest up to 25% of its total assets in securities issued by companies in any single industry.


The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade (i.e. securities rated lower than Baa or baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Services, or their equivalent as determined by the investment manager), including up to 10% of its total assets in debt or fixed-income securities rated at the time of investment Caa or lower by Moody's or CCC or lower by S&P, or their equivalent as determined by the investment manager. These securities are commonly referred to as "junk bonds". Investing in junk bonds is an aggressive approach to income investing.


MANAGEMENT STYLE. Rather than following a particular style, the Fund's investment manager employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund's investment manager will generally employ the following method:

o It uses a top-down approach, meaning that it first analyzes the overall economic factors that may affect a potential investment.

o It then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.


o The investment manager will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.


PORTFOLIO TURNOVER. Although the Fund's objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry, or individual company conditions or outlook, although it may only have held those securities for a short period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

PRINCIPAL RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Fund's SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.

INTEREST RATE RISK. Interest rate risk is the risk that the market value of debt and fixed income securities will fall when market interest rates increase. In general, the prices of debt or fixed-income securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause the Fund's share price to go up or down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

RISKS ASSOCIATED WITH REITS. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. REITs may also be subject to liabilities under environmental and hazardous waste laws.

LOWER RATED DEBT SECURITIES. Lower rated debt securities, including securities commonly referred to as "junk bonds", are very risky because the issuers may fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has in the past been more volatile than the markets for other securities. Lower rated debt securities are also often less liquid than higher rated debt securities.

PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.

SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock or other equity interests, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.


FOREIGN ISSUERS. The Fund may invest a portion of its assets in foreign issuers. Investing in foreign issuers involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, risks of changes in currency exchange rates, and risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


[logo] MANAGEMENT

THE INVESTMENT MANAGER

The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. CGM manages nine mutual fund portfolios and advisory accounts for other clients.


In 2000, the Fund paid 0.87% of its average annual net assets in management fees to CGM.


THE PORTFOLIO MANAGER


G. Kenneth Heebner has been the portfolio manager of the Fund or its predecessor since 1981. In 1990, Mr. Heebner founded CGM with ~Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Fund, he currently manages CGM Capital Development Fund, CGM Realty Fund, and CGM Focus Fund and, with Janice H. Saul, co-manages CGM Fixed Income Fund.


[logo] HOW TO PURCHASE SHARES

The Fund sells its shares directly to investors without any sales load.

NEW ACCOUNTS

You may make a purchase of Fund shares in a new regular account or retirement plan account by submitting a completed application form and check, made payable to CGM Mutual Fund, to:

The CGM Funds
P.O. Box 449
Boston, Massachusetts 02117-0449

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

EXISTING ACCOUNTS

After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

PAYMENT BY CHECK

If you pay for Fund shares by check, your check should be in U.S. dollars and made payable to CGM Mutual Fund. Third party checks (i.e. checks not payable to CGM Mutual Fund) are generally not accepted and checks drawn on credit card accounts are not accepted.

PAYMENT BY WIRE

You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Mutual Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

ADDITIONAL INFORMATION

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Fund's system for recording investments eliminates the problems of handling and safekeeping certificates.

The price you pay will be the per share net asset value next calculated after your proper investment order is received by the Fund (in the case of your initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

The Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.

[logo] SHAREHOLDER SERVICES

The Fund offers the following shareholder services as more fully described in the Fund's SAI. Explanations and forms are available from the Fund.

EXCHANGE PRIVILEGE


You may exchange your shares of CGM Mutual Fund for shares of CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund. You may also exchange your shares for shares of money market funds distributed by CDC IXIS Asset Management Distributors, L.P.


Additionally, you may exchange shares of CGM Mutual Fund for shares of CGM Capital Development Fund, but only if you were a shareholder of CGM Capital Development Fund on September 24, 1993, and have remained a shareholder of CGM Capital Development Fund continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the SAI.

All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur an account close out fee. You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions" on page 12. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.

Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.


You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges you can make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from money market funds distributed by CDC IXIS Asset Management Distributors, L.P. to the Fund are not subject to this restriction. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

The Fund may terminate or change the terms of the exchange privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a capital gain or loss. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Any undeliverable or uncashed check(s) will be cancelled and the amount(s) will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Fund may terminate or modify the SWP at any time.

AUTOMATIC INVESTMENT PLAN ("AIP")

Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable.

You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and Money Purchase Pension and Profit Sharing plans ("CGM Retirement Plans").

CONFIRMATION STATEMENTS

Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

SHAREHOLDER REPORTS

Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-345-4048.

[logo] HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in the Fund in three different ways:

o by sending a written request for a check or wire representing the redemption proceeds,

o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your address of record, which has not changed in the prior three months), or

o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.

The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

For federal income tax purposes, a redemption is a taxable event and may result in a capital gain or loss.

WRITTEN REDEMPTION REQUESTS

If you elect to redeem shares in writing, send your written request to:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

If you are redeeming shares worth more than $25,000, requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your address of record (or sent to your address of record if such address has been changed within the previous three months), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

TELEPHONE REDEMPTION REQUESTS

If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions" on page 12. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed within the previous three months and you are redeeming $25,000 or less) or by having a wire sent to a bank account you have previously designated.

Telephone redemptions by check are available to all shareholders of the Fund (except CGM Retirement Plans) automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing a Service Options Form (with a signature guarantee), available from the Fund or CGM Shareholder Services.

A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on a Service Options Form with a signature guarantee.

REDEMPTION PROCEEDS

Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within five business days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within five business days following receipt of a proper redemption request.

If you purchased your Fund shares by check (or through an automatic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

POSTPONEMENT OF REDEMPTION PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

The Fund may postpone payment of redemption proceeds for up to seven days from the date of the redemption. The Fund may not postpone payment for more than seven days or suspend the right of redemption, except: if you purchased your Fund shares by check (or through an automatic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section, when the New York Stock Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

REDEMPTION IN KIND

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interests of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

MINIMUM ACCOUNT BALANCE AND AUTOMATIC REDEMPTION

Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The min-imum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

[logo] TELEPHONE TRANSACTIONS

You may initiate three types of transactions by telephone:

o  telephone exchanges;

o  telephone redemptions by wire; and

o  telephone redemptions by check.

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing a Service Options Form (with a signature guarantee) available from the Fund or CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.

The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.

The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Fund or CGM Shareholder Services by telephone. In this case, please consider sending written instructions.

[logo] DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays out quarterly dividends consisting of substantially all of its net investment income. Any capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.

You may elect to receive income dividends or capital gains distributions, or both, in additional shares of the Fund or in cash. However, if you elect to receive capital gains in cash, your income divi-dends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.


You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with a signature guarantee. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution.


If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

TAXATION OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned your shares in the Fund. Other distributions are generally taxable as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares.

A distribution will be treated as paid by the Fund and received by you on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.


Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


FOREIGN TAXES. If the Fund invests in foreign issuers, it may be subject to foreign taxes on income earned on those securities and most likely will not be eligible to elect to "pass through" such foreign income taxes to you. Therefore, you should not expect to be able to claim a foreign tax credit or deduction with respect to those taxes.


DISPOSITION OF SHARES. The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a capital gain or loss which will be long-term or short-term, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.

BACKUP WITHHOLDING. The Fund is required, in certain circumstances, to withhold at a rate of 31% on taxable dividends, capital gains distributions, and redemption proceeds paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability.

GENERAL INFORMATION. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you may receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Some restrictions apply. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the "double category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund generally will receive these cost basis statements but only for accounts opened after January 1, 1991. For more information, please call 800-343-5678. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.


Dividend distributions, capital gains distributions and capital gains from redemptions and exchanges may also be subject to state, local and foreign taxes. A portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Each year the Fund will indicate the portion of the Fund's income, if any, which is derived from such obligations.


The tax discussion set forth here applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

[logo] PRICING OF SHARES

The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the SAI.

Trading may take place in foreign issuers held by the Fund on days when the Fund is not open for business. As a result, the Fund's net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund's financial per-formance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which may be obtained from the Fund free of charge.

CGM MUTUAL FUND                                                       Year Ended December 31,
-------------------------------------------------------------------------------------------------------------

                                                         2000     1999       1998       1997          1996
                                                       --------  --------  --------  ----------    ----------
For a share of the Fund outstanding throughout each year:
 Net asset value at beginning of year ..............   $  27.28  $  26.36  $  25.52  $    31.42    $    29.43
                                                       --------  --------  --------  ----------    ----------
 Net investment income .............................       0.74      0.83      1.00        0.66          0.75
 Dividends from net investment income ..............      (0.73)    (0.84)    (0.98)      (0.67)        (0.74)
 Net realized and unrealized gain (loss)
    on investments .................................      (3.91)     4.47      1.07        1.92          6.13
 Distribution from net realized gain ...............       --       (3.51)    (0.25)      (7.81)        (4.15)
 Distribution in excess of net realized gain
    on investment ..................................       --       (0.03)     --          --             --
                                                       --------  --------  --------  ----------    ----------
 Net increase (decrease) in net asset value ........      (3.90)     0.92      0.84       (5.90)         1.99
                                                       --------  --------  --------  ----------    ----------
 Net asset value at end of year ....................   $  23.38  $  27.28  $  26.36  $    25.52    $    31.42
                                                       ========  ========  ========  ==========    ==========
 Total Return (%) ..................................      (11.6)     20.5       8.2         8.2          23.7

 Ratios:
 Operating expenses to average net assets (%) ......       1.06      1.02      1.02        0.98          0.87
 Net investment income to average net assets (%) ...       2.99      2.86      3.56        1.91          2.33
 Portfolio turnover (%) ............................        230       200       280         386           192
 Net assets at end of year (in thousands) ($) ......    654,468   908,928   940,930   1,192,154     1,216,523


CONTACT INFORMATION -----------------------------------------------------------

CGM MUTUAL FUND
c/o The CGM Funds
P.O. Box 449
Boston, MA 02117

SHAREHOLDER SERVICING AGENT
CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266

INVESTMENT MANAGER
Capital Growth Management
Limited Partnership
One International Place
Boston, MA 02110

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

--------------------------------------------------------------------------------

More information about this Fund is available free by calling 800-345-4048, including the following:

ANNUAL/QUARTERLY REPORTS
Additional information about the Fund's investments is available in the Fund's annual and quarterly reports to share-holders. In the Fund's annual report, you will find a discus-sion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference (i.e. is legally considered part of it).

For additional information about:

o Account procedures/status             o Prospectuses
o Redemptions                           o SAI
o Exchanges                             o Annual/Quarterly Reports
o New account procedures                o Performance
Call CGM Shareholder                    Call CGM Marketing
Services at 800-343-5678                Department at 800-345-4048

--------------------------------------------------------------------------------

Information about the Fund (including the SAI) is also available from the Securities and Exchange Commission. You can find it on the SEC's Internet site at http://www.sec.gov. You can receive copies of Fund infor-mation upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


MFP01                                                       SEC File No. 811-82

-----------------------
CGM
REALTY FUND
-----------------------
A No-Load Fund


                                          PROSPECTUS & APPLICATION O MAY 1, 2001


[LOGO] The Fund's investment objective is above-average income and long-term growth of capital. The Fund seeks to provide a yield in excess of the yield of the Standard and Poor's 500 Composite Index.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any repre-sentation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


FUND SUMMARY .......................................................        1
    Investment Objective............................................        1
    Summary of Principal Investment Strategies......................        1
    Summary of Principal Risks......................................        2
PAST PERFORMANCE....................................................        2
EXPENSES............................................................        3
ADDITIONAL FUND INFORMATION.........................................        4
    Principal Investment Strategies.................................        4
    Principal Risks.................................................        5
    Additional Risk.................................................        6
MANAGEMENT..........................................................        6
HOW TO PURCHASE SHARES..............................................        7
SHAREHOLDER SERVICES ...............................................        8
HOW TO SELL SHARES..................................................        9
TELEPHONE TRANSACTIONS..............................................       12
DIVIDENDS, CAPITAL GAINS AND TAXES..................................       12
PRICING OF SHARES ..................................................       14
FINANCIAL HIGHLIGHTS ...............................................       15
CONTACT INFORMATION.............................................   Back Cover
--------------------------------------------------------------------------------


[LOGO] FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is above-average income and long-term growth of capital. The Fund seeks to provide a yield in excess of the yield of the Standard and Poor's 500 Composite Index.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing pri-marily in equity securities of companies in the real estate industry, including real estate investment trusts ("REITs"). Under normal circumstances the Fund expects to invest at least 65% of its assets in these securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants.

The Fund may invest up to 35% of its assets in equity or debt securities of companies outside the real estate industry. The Fund may invest up to 25% of its assets in debt or fixed-income securities of a quality below investment grade, including securities commonly referred to as "junk bonds". The Fund will consider investing in equity and debt securities, including junk bonds, outside of the real estate industry when the investment manager believes the potential return on these securities is greater than that of REITs.

In making an investment decision, the investment manager analyzes:

  o the overall economic factors that may affect a potential investment, and
  o certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

The investment manager will sell a security if it determines that:

  o its investment expectations are not being met,


  o better opportunities are available, or


  o its price objective has been attained.

SUMMARY OF PRINCIPAL RISKS

Like all mutual funds, you may lose money if you invest in the Fund. The Fund's investments are subject to the MARKET RISKS inherent in all securities. This means that you may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market.

The Fund invests primarily in companies in the real estate industry, including REITs, and is, therefore, subject to the SPECIAL RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY AND MARKET. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

In addition, because the Fund may also invest in debt and fixed-income securities and repurchase agreements, it is subject to CREDIT RISK (the risk that the obligor will default in the payment of principal and/or interest) and to INTEREST RATE RISK (the risk that the market value of the securities will decline as a result of increases in market rates of interest).

Investments in LOWER QUALITY SECURITIES such as JUNK BONDS are subject to special risks, including higher credit risk, higher economic and market sensitivity, and low liquidity.


[logo] PAST PERFORMANCE


The bar chart below and table on the next page show the Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.


The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time for the periods indicated to those of the National Assocation of Real Estate Investment Trusts (NAREIT) Equity REIT Index, a widely recognized unmanaged index of tax-qualified REITs, and the Standard and Poor's 500 Composite Index, a widely recognized unmanaged index of common stock prices.

Both the bar chart and the table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN  (as of 12/31 each year)


               1995                          19.8%
               1996                          44.1%
               1997                          26.7%
               1998                         -21.2%
               1999                           2.6%
               2000                          29.2%
--------------------------------------------------------------------------------

During the six-year period shown in the bar chart, the highest quarterly return was 22.0% (for the quarter ended 12/31/96) and the lowest quarterly return was -11.6% (for the quarter ended 9/30/98).

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/00)
                                             Since Inception
                      1 Year      5 Years       (5/13/94)
--------------------------------------------------------------------------------
Fund                   29.2%       13.8%          13.3%
NAREIT Equity
 REIT Index            26.3%       10.1%          10.4%
S&P 500 Index          -9.1%       18.3%          19.7%


[logo] EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SCHEDULE OF FEES

Shareholder Transaction Expenses (fees paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases ------------------- None Maximum Sales Charge (Load) Imposed on Reinvested Dividends -------- None Redemption Fee*----------------------------------------------------- None
  Exchange Fee ------------------------------------------------------- None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets, based on expenses for year ended 12/31/00)


  Management Fees ---------------------------------------------------- 0.85%
   Distribution (12b-1) Fees ------------------------------------------ None
   Other Expenses ---------------------------------------------------- 0.17%
  Total Fund Operating Expenses -------------------------------------- 1.02%


* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

    o you invest $10,000 in the Fund for the time  periods indicated;

    o you redeem your shares at the end of each period;

    o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Fund's future performance); and

    o the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Number of years           1         3         5        10
                         ----      ----      ----    ------
Cost                     $104      $325      $563    $1,248


[logo] ADDITIONAL FUND INFORMATION

The Fund's objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund's investment manager, are most likely to be important in trying to achieve the Fund's investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's objective may be changed without shareholder approval.

The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information ("SAI"). Of course, the Fund's investment manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.

The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in equity securities of companies in the real estate industry. Under normal circumstances the Fund expects to invest at least 65% of its assets in these securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants.

In deciding whether or not to purchase these securities, the investment manager considers:

o  the security's potential yield,

o  the issuer's management, and

o  the issuer's prospects for growth.

A company is considered to be in the real estate industry if construction, ownership, management, financing or sales of residential, commercial or industrial real estate account for at least 50% of its gross revenues or net profits. Companies in the real estate industry include the following:

o REITs that own properties or make or invest in construction, development or long-term mortgage loans;

o  real estate brokers or developers; and

o companies with significant real estate holdings, including hotel chains, supermarkets and mining, lumber and paper companies.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT owns or leases real estate and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio. A mortgage REIT invests primarily in loans secured by real estate. A mortgage REIT generally derives its income primarily from interest payments on its mortgage loans. A hybrid REIT combines the characteristics of both equity REITs and mortgage REITs, generally by holding both ownership and mortgage interests in real estate. The Fund anticipates that under normal circumstances a majority of its investments in REITs will consist of equity REITs, but this is not a requirement.

Equity REITs may be further classified as operating companies or financing companies. An operating company generally exercises some degree of control over the operation of its real estate assets, including selecting tenants, establishing lease terms, and arranging for property maintenance and repair. Conversely, a financing company will generally not have control over the operations that are conducted on its real estate assets. The Fund anticipates that under normal circumstances a majority of its equity REIT investments will consist of securities issued by operating companies but this is not a requirement.

Under normal market circumstances the Fund may invest up to 35% of its assets in equity or debt securities of companies outside the real estate industry.


The Fund may invest up to 25% of its total assets in debt or fixed-income securities of a quality below investment grade (i.e. securities rated lower than Baa or baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Services, or their equivalent as determined by the investment manager). These may include securities commonly referred to as "junk bonds". Investing in junk bonds is an aggressive approach to income investing.


The Fund may also invest up to 25% of its assets in repurchase agreements, by which the Fund buys securities with the understanding that the seller will buy them back with interest at a later date.

MANAGEMENT STYLE. Rather than following a particular style, the Fund's investment manager employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund's investment manager will generally employ the following method:

o It uses a top-down approach, meaning that it first analyzes the overall economic factors that may affect sectors of the real estate industry and potential investments.

o It then conducts a thorough analysis of certain companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.


o The investment manager will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.


PORTFOLIO TURNOVER. The Fund's objective is above-average income and long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund's investment manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

PRINCIPAL RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Fund's SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.


MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing eco- nomic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.


RISKS OF REAL ESTATE AND REITS. The Fund invests primarily in companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate industry and market. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Investments in REITs may be adversely affected by rising interest rates. Rising interest rates may cause investors in REITs to demand a higher annual yield, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, many mortgages may be refinanced. This may reduce the yield from mortgage REITs. REITs depend on payments under their mortgage loans and leases to generate cash to make distributions to their shareholders. Accordingly, REITs may be affected by defaults on their mortgage loans or leases.

Some REITs have relatively small market capital-izations, which tends to increase the volatility of the market price of securities issued by these REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

REPURCHASE AGREEMENTS. The Fund may invest a significant portion of its assets in repurchase agreements, by which the Fund buys securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

DEBT AND FIXED-INCOME SECURITIES. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed-income securities. Debt and fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

LOWER RATED DEBT SECURITIES. Lower rated debt securities, including securities commonly referred to as "junk bonds", are very risky because the issuers may fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has in the past been more volatile than the markets for other securities. Lower rated debt securities are also often less liquid than higher rated debt securities.


ADDITIONAL RISK

FOREIGN ISSUERS. The Fund may invest a portion of its assets in foreign issuers. Investing in foreign issuers involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, risks of changes in currency exchange rates, and risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


[logo] MANAGEMENT

THE INVESTMENT MANAGER

The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. CGM manages nine mutual fund portfolios and advisory accounts for other clients.


In 2000, the Fund paid 0.85% of its average annual net assets in management fees to CGM.


THE PORTFOLIO MANAGER

G. Kenneth Heebner has been the portfolio man-ager of the Fund since its inception in 1994. In 1990, Mr. Heebner founded CGM with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Fund, he currently manages CGM Capital Development Fund, CGM Mutual Fund, and CGM Focus Fund and, with Janice H. Saul, co-manages CGM Fixed Income Fund.

[logo] HOW TO PURCHASE SHARES

The Fund sells its shares directly to investors without any sales load.

NEW ACCOUNTS

You may make a purchase of Fund shares in a new regular account or retirement plan account by submitting a completed application form and check, made payable to CGM Realty Fund, to:

The CGM Funds
P.O. Box 449
Boston, Massachusetts 02117-0449

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

EXISTING ACCOUNTS

After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

PAYMENT BY CHECK

If you pay for Fund shares by check, your check should be in U.S. dollars and made payable to CGM Realty Fund. Third party checks (i.e. checks not payable to CGM Realty Fund) are generally not accepted and checks drawn on credit card accounts are not accepted.

PAYMENT BY WIRE

You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Realty Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

ADDITIONAL INFORMATION

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Fund's system for recording investments eliminates the problems of handling and safekeeping certificates.

The Fund may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for shares to the Fund. Shares of the Fund may be purchased through certain broker-dealers or service organizations who may charge the investor a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.

The price you pay will be the per share net asset value next calculated after your proper investment order is received by the Fund (in the case of your initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

The Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.

[logo] SHAREHOLDER SERVICES

The Fund offers the following shareholder services as more fully described in the Fund's SAI. Explanations and forms are available from the Fund.

EXCHANGE PRIVILEGE


You may exchange your shares of CGM Realty Fund for shares of CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Mutual Fund and CGM Focus Fund. You may also exchange your shares for shares of money market funds distributed by CDC IXIS Asset Management Distributors, L.P.


Additionally, you may exchange shares of CGM Realty Fund for shares of CGM Capital Development Fund, but only if you were a shareholder of CGM Capital Development Fund on September 24, 1993, and have remained a shareholder in CGM Capital Development Fund continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the SAI.

All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur an account close out fee. You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions" on page 12. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.

Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.


You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges you can make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from money market funds distributed by CDC IXIS Asset Management Distributors, L.P. to the Fund are not subject to this restriction. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

The Fund may terminate or change the terms of the exchange privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a capital gain or loss. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Any undeliverable or uncashed check(s) will be cancelled and the amount(s) will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Fund may terminate or modify the SWP at any time.

AUTOMATIC INVESTMENT PLAN ("AIP")

Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable.

You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and Money Purchase Pension and Profit Sharing plans ("CGM Retirement Plans").

CONFIRMATION STATEMENTS

Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

SHAREHOLDER REPORTS

Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-345-4048.

[logo] HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in the Fund in three different ways:

o by sending a written request for a check or wire representing the redemption proceeds,

o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your address of record, which has not changed in the prior three months), or

o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesig-nated.

The redemption price will always be the net asset value per share next determined after the redemp-tion request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

For federal income tax purposes, a redemption is a taxable event and may result in a capital gain or loss.

WRITTEN REDEMPTION REQUESTS

If you elect to redeem shares in writing, send your written request to:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

If you are redeeming shares worth more than $25,000, requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your address of record (or sent to your address of record if such address has been changed within the previous three months), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

TELEPHONE REDEMPTION REQUESTS

If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions" on page 12. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed within the previous three months and you are redeeming $25,000 or less) or by having a wire sent to a bank account you have previously designated.

Telephone redemptions by check are available to all shareholders of the Fund (except CGM Retirement Plans) automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing a Service Options Form (with a signature guarantee), available from the Fund or CGM Shareholder Services.

A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on a Service Options Form with a signature guarantee.

REDEMPTION PROCEEDS

Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within five business days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within five business days following receipt of a proper redemption request.

If you purchased your Fund shares by check (or through an automatic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

POSTPONEMENT OF REDEMPTION PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

The Fund may postpone payment of redemption proceeds for up to seven days from the date of the redemption. The Fund may not postpone payment for more than seven days or suspend the right of redemption, except: if you purchased your Fund shares by check (or through an automatic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section, when the New York Stock Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

REDEMPTION IN KIND

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interests of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

MINIMUM ACCOUNT BALANCE AND AUTOMATIC REDEMPTION

Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

[logo] TELEPHONE TRANSACTIONS

You may initiate three types of transactions by telephone:

o  telephone exchanges;

o  telephone redemptions by wire; and

o  telephone redemptions by check.

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing a Service Options Form (with a signature guarantee) available from the Fund or CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.

The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.

The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Fund or CGM Shareholder Services by telephone. In this case, please consider sending written instructions.

[logo] DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays out quarterly dividends consisting of substantially all of its net investment income. Any capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.

You may elect to receive income dividends or capital gains distributions, or both, in additional shares of the Fund or in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.


You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with a signature guarantee. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution.


If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

TAXATION OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned your shares in the Fund. Other distributions are generally taxable as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares.

A distribution will be treated as paid by the Fund and received by you on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.


Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


FOREIGN TAXES. If the Fund invests in foreign issuers, it may be subject to foreign taxes on income earned on those securities and most likely will not be eligible to elect to "pass through" such foreign income taxes to you. Therefore, you should not expect to be able to claim a foreign tax credit or deduction with respect to those taxes.


DISPOSITION OF SHARES. The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a capital gain or loss which will be long-term or short-term, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.

BACKUP WITHHOLDING. The Fund is required, in certain circumstances, to withhold at a rate of 31% on taxable dividends, capital gains distributions, and redemption proceeds paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability.

GENERAL INFORMATION. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you may receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Some restrictions apply. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the "double category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund generally will receive these cost basis statements but only for accounts opened after January 1, 1991. For more information, please call 800-343-5678. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.


Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may also be subject to state, local and foreign taxes. A portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Each year the Fund will indicate the portion of the Fund's income, if any, which is derived from such obligations.


The tax discussion set forth here applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.


[logo] PRICING OF SHARES

The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the SAI.

Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund's financial per-formance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which may be obtained from the Fund free of charge.

CGM REALTY FUND
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  FOR THE YEAR ENDED
                                                                                     DECEMBER 31,
                                                            --------------------------------------------------------------------
                                                              2000        1999          1998           1997             1996
                                                            --------    --------    -----------    -----------       -----------
For a share of the Fund outstanding throughout each year:
Net asset value at the beginning of year .................  $  11.08    $  11.59    $     15.60    $     14.50       $     10.89
                                                            --------    --------    -----------    -----------       -----------
Net investment income (a) ................................      0.52        0.65           0.59           0.64              0.52
Dividends from net investment income .....................     (0.52)      (0.65)         (0.59)         (0.64)            (0.52)
Distributions from net realized gain .....................        --          --             --          (2.03)            (0.41)
Distributions from tax return of capital .................        --       (0.16)         (0.16)         (0.04)               --
Distributions in excess of net investment income .........     (0.21)         --             --             --             (0.12)
Total Distributions ......................................     (0.73)      (0.81)         (0.75)         (2.71)            (1.05)
Net realized and unrealized gain (loss) on investments ...      2.66       (0.35)         (3.85)          3.17              4.14
Net increase (decrease) in net asset value ...............      2.45       (0.51)         (4.01)          1.10              3.61
Net asset value at end of year ...........................  $  13.53    $  11.08    $     11.59    $     15.60       $     14.50
Total Return (%) .........................................      29.2         2.6          (21.2)          26.7(b)           44.1(b)
Ratios:
Operating expenses to average net assets (%) .............      1.02        1.06           1.04           1.00              1.00
Operating expenses to average net assets before
  expense limitation (%)  ................................       N/A         N/A            N/A           1.07              1.25
Net income to average net assets (%) .....................      4.27        5.50           4.35           4.48              4.97
Portfolio turnover (%) ...................................        78          49             86            128                57
Net assets at end of year (in thousands) ($) .............   499,922     371,830        418,901        489,449           161,727
(a) Net of reimbursement which amounted to ...............       N/A         N/A            N/A    $      0.01       $      0.02

(b) The total return would have been lower had certain expenses not been reduced during the year.

CONTACT INFORMATION------------------------------------------------------------

CGM REALTY FUND
c/o The CGM Funds
P.O. Box 449
Boston, MA 02117

SHAREHOLDER SERVICING AGENT
CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266

INVESTMENT MANAGER
Capital Growth Management
Limited Partnership
One International Place
Boston, MA 02110

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

--------------------------------------------------------------------------------

More information about this Fund is available free by calling 800-345-4048, including the following:

ANNUAL/QUARTERLY REPORTS
Additional information about the Fund's investments is available in the Fund's annual and quarterly reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference (i.e. is legally considered part of it).

For additional information about:
o Account procedures/status             o Prospectuses
o Redemptions                           o SAI
o Exchanges                             o Annual/Quarterly Reports
o New account procedures                o Performance
Call CGM Shareholder                    Call CGM Marketing
Services at 800-343-5678                Department at 800-345-4048

--------------------------------------------------------------------------------
Information about the Fund (including the SAI) is also available from the Securities and Exchange Commission. You can find it on the SEC's Internet site at http://www.sec.gov. You can receive copies of Fund information upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


RFP01                                                        SEC File No. 811-82

----------------------
CGM
AMERICAN
TAX FREE FUND
----------------------

A No-Load Fund


                                          PROSPECTUS & APPLICATION o MAY 1, 2001


[logo] The Fund's primary objective is to provide high current income exempt from federal income tax. The Fund's secondary objective is capital appreciation.

----------------------
CGM
FIXED INCOME
FUND
----------------------

A No-Load Fund

[logo] The Fund's objective is to maximize total return by investing in debt securities and preferred stocks that provide current income, capital appreciation or a combination of both income and appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                          TABLE OF CONTENTS
--------------------------------------------------------------------------------

CGM AMERICAN TAX FREE FUND SUMMARY
    Investment Objective -------------------------------------------------    1
    Summary of Principal Investment Strategies ---------------------------    1
    Summary of Principal Risks -------------------------------------------    2
CGM FIXED INCOME FUND SUMMARY
    Investment Objective -------------------------------------------------    2
    Summary of Principal Investment Strategies ---------------------------    2
    Summary of Principal Risks -------------------------------------------    3
PAST PERFORMANCE of CGM American Tax Free Fund ---------------------------    4
PAST PERFORMANCE of CGM Fixed Income Fund --------------------------------    5
EXPENSES of CGM American Tax Free Fund -----------------------------------    6
EXPENSES of CGM Fixed Income Fund  ---------------------------------------    7
ADDITIONAL FUND INFORMATION ----------------------------------------------    8
PRINCIPAL RISKS ----------------------------------------------------------   10
MANAGEMENT ---------------------------------------------------------------   11
HOW TO PURCHASE SHARES ---------------------------------------------------   12
SHAREHOLDER SERVICES -----------------------------------------------------   13
HOW TO SELL SHARES -------------------------------------------------------   14
TELEPHONE TRANSACTIONS ---------------------------------------------------   17
DIVIDENDS, CAPITAL GAINS AND TAXES ---------------------------------------   17
PRICING OF SHARES --------------------------------------------------------   20
FINANCIAL HIGHLIGHTS  ----------------------------------------------------   21
CONTACT INFORMATION   ---------------------------------------------- Back Cover
--------------------------------------------------------------------------------

[logo] FUND SUMMARIES

CGM AMERICAN TAX FREE FUND

INVESTMENT OBJECTIVE

The Fund's primary objective is to provide high current income exempt from federal income tax. The Fund's secondary objective is capital appreciation. The Fund is not an appropriate investment for retirement plans and similar tax deferred accounts.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objectives by investing primarily in investment grade debt securities that are exempt from federal income tax. Under normal circumstances the Fund invests at least 80% of its net assets in securities the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individuals.

The Fund may invest in debt obligations issued by states, the District of Columbia, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities. The Fund may also invest in securities issued by multistate agencies or authorities.

There is no limitation on the dollar-weighted average maturity of the Fund's portfolio and the maturity may be shortened or lengthened depending upon the investment manager's outlook for interest rates.

The investment manager may change the Fund's mix of investments based on long-term changes in interest rates. Generally, if interest rates are expected to increase, the investment manager will shorten the Fund's maturity and add more defensive, income-producing securities to the Fund's portfolio. Conversely, if interest rates are expected to decrease, the investment manager will generally lengthen the Fund's maturity and add more discount securities to the Fund's portfolio. The investment manager decides which particular debt securities to buy based primarily on their yield relative to their credit quality and duration. The duration of a security is the number of years required to receive one half the discounted present value of future payments, both principal and interest, from the security.

The Fund may invest up to 25% of its total assets in debt or fixed-income securities of a quality below investment grade, including securities commonly referred to as "junk bonds". The Fund may purchase these securities when the investment manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities.

SUMMARY OF PRINCIPAL RISKS

Like all mutual funds, you may lose money if you invest in the Fund. The Fund invests in debt and fixed-income securities and is, therefore, subject to CREDIT RISK and to INTEREST RATE RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. In general, the lower the credit quality of a security, the higher the risk. Interest rate risk is the risk that the market value of debt and fixed-income securities will fall when market interest rates increase. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.

Increases in interest rates may lead to a slower than expected rate of principal PREPAYMENTS, effectively lengthening the maturity of the affected securities. Conversely, declines in interest rates may lead to an accelerated rate of principal prepayments. The Fund may not be able to reinvest that principal at attractive rates.

Investments in LOWER QUALITY SECURITIES such as JUNK BONDS are subject to special risks, including higher credit risk, higher economic and market sensitivity, and low liquidity.

CGM FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund's objective is to maximize total return by investing in debt securities and preferred stocks that provide current income, capital appreciation or a combination of both income and appreciation.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objectives by investing primarily in investment grade debt securities and preferred stocks that the investment manager believes to be undervalued. The Fund's flexible investment policy allows it to invest in fixed-income securities and variable-rate securities with varying maturities and varying qualities ranging from the highest quality to non-investment grade.

The Fund may invest in securities of both government and non-government issuers, as well as multi-national institutions. The Fund may invest up to 20% of its net assets in foreign debt securities and preferred stock issued by foreign entities.

There is no limitation on the dollar-weighted average maturity of the Fund's portfolio and the maturity may be shortened or lengthened depending upon the investment manager's outlook for interest rates.

The Fund may invest up to 35% of its assets in debt or fixed-income securities of a quality below investment grade, including securities commonly referred to as "junk bonds".


The investment manager decides which particular debt securities to buy based primarily on their yield relative to their credit quality and duration. The investment manager views preferred stocks as defensive, income producing vehicles and seeks to buy them at a discount and sell them when they trade above par value or when higher yields are available on securities of comparable quality.


SUMMARY OF PRINCIPAL RISKS

Like all mutual funds, you may lose money if you invest in the Fund. The Fund invests in debt and fixed-income securities and is, therefore, subject to CREDIT RISK and to INTEREST RATE RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. In general, the lower the credit quality of a security, the higher the risk. Interest rate risk is the risk that the market value of debt and fixed-income securities will fall when interest rates increase. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.

Increases in interest rates may lead to a slower than expected rate of principal PREPAYMENTS, effectively lengthening the maturity of the affected securities. Conversely, declines in interest rates may lead to an accelerated rate of principal prepayments. The Fund may not be able to reinvest that principal at attractive rates.

Investments in LOWER QUALITY SECURITIES such as JUNK BONDS are subject to special risks, including higher credit risk, higher economic and market sensitivity, and low liquidity.

FOREIGN SECURITIES carry risks in addition to those of U.S. securities, including the risk of currency fluctuations, higher volatility and less liquidity. Foreign securities are also subject to additional risks of possible adverse political and economic developments.

The Fund may be required to distribute any accrued interest received on ZERO COUPON, DEFERRED INTEREST AND PAYMENT-IN-KIND SECURITIES it invests in annually and may have to sell securities, possibly at a disadvantageous time, in order to obtain the cash to do so. In addition, because these securities may not pay interest at regular intervals, their market prices may be very sensitive to interest rate changes and they may also be subject to increased credit risk.

The value of the CONVERTIBLE SECURITIES the Fund may invest in may fall due to a fall in prices of stocks or periods of below-average performance in the stock market. In addition, like other debt securities, convertible securities are also subject to interest rate risk and the credit risk of their issuers.

[logo] PAST PERFORMANCE

CGM AMERICAN TAX FREE FUND

The bar chart and table below show the Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.

The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time for the periods indicated to that of the Lehman Municipal Bond Index, a widely recognized unmanaged index of municipal bonds.

Both the bar chart and the table assume rein-vestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN  (as of 12/31 each year)


               1994                      -8.2%
               1995                      18.0%
               1996                       2.9%
               1997                       9.0%
               1998                       6.5%
               1999                      -5.3%
               2000                      11.4%
--------------------------------------------------------------------------------

During the seven-year period shown in the bar chart, the highest quarterly return was 6.2% (for the quarter ended 3/31/95) and the lowest quarterly return was -8.9% (for the quarter ended 3/31/94).

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/00)

                                                  Since Inception
                    1 Year      5 Years             (11/10/93)
--------------------------------------------------------------------------------
Fund                 11.4%        4.7%                 4.9%
Lehman
Municipal
Bond Index           11.7%        5.8%                 5.7%

[logo] PAST PERFORMANCE

CGM FIXED INCOME FUND

The bar chart and table below show the Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.

The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time for the periods indicated to that of the Merrill Lynch Master Bond Index, a widely recognized unmanaged index of bonds.

Both the bar chart and the table assume rein-vestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (as of 12/31 each year)


               1993                          18.9%
               1994                          -8.0%
               1995                          27.3%
               1996                          15.4%
               1997                           3.7%
               1998                          -1.2%
               1999                           3.0%
               2000                           8.1%
--------------------------------------------------------------------------------

During the eight-year period shown in the bar chart, the highest quarterly return was 9.9% (for the quarter ended 6/30/95) and the lowest quarterly return was -5.4% (for the quarter ended 9/30/98).

Average Annual Total Return
(as of 12/31/00)

                                                    Since Inception
                      1 Year            5 Years       (3/17/92)
-------------------------------------------------------------------
Fund                  8.1%               5.6%           8.2%
Merrill Lynch
Master Bond
Index                11.7%               6.5%           7.6%
-------------------------------------------------------------------

[logo] EXPENSES

CGM AMERICAN TAX FREE FUND

    The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SCHEDULE OF FEES

Shareholder Transaction Expenses (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases ---------------- None Maximum Sales Charge (Load) Imposed on Reinvested Dividends ---- None Redemption Fee* ------------------------------------------------ None
     Exchange Fee  ---------------------------------------------------  None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets, based on expenses for year ended 12/31/00)

         Management Fees  --------------------------------------------  0.60%
         Distribution (12b-1) Fees  ----------------------------------  None
         Other Expenses  ---------------------------------------------  0.96%
         Total Fund Operating Expenses  ------------------------------  1.56%**


 * A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.


** The Fund's investment manager has voluntarily agreed, until December 31, 2001, to waive its management fees and to bear all of the expenses associated with operating the Fund. As a result, the actual total Fund operating expenses for the year ended December 31, 2000 were 0%. These fee waivers and reimbursements may be reduced or terminated at any time.

--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

o you invest $10,000 in the Fund for the time periods indicated;

o you redeem your shares at the end of each period;

o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Fund's future performance); and

o the Fund's operating expenses remain the same, before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Number of years     1            3                5                 10
                 -------      ------           -------           ---------
Cost              $159         $493             $850              $1,856

[logo] EXPENSES

CGM FIXED INCOME FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SCHEDULE OF FEES

Shareholder Transaction Expenses (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases ------------ None Maximum Sales Charge (Load) Imposed on Reinvested Dividends None Redemption Fee* -------------------------------------------- None
     Exchange Fee  -----------------------------------------------  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets, based on expenses for year ended 12/31/00)


     Management Fees  --------------------------------------------  0.65%
     Distribution (12b-1) Fees  ----------------------------------  None
     Other Expenses ----------------------------------------------  0.70%
     Total Fund Operating Expenses  ------------------------------  1.35%**


 * A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.


** The Fund's investment manager has voluntarily agreed, until December 31,
   2001, to waive its management fees and, if necessary, to bear certain expenses associated with operating the Fund, to the extent necessary to limit the Fund's total operating expenses to an annual rate of 0.85% of the Fund's average net assets. As a result, the actual total Fund operating expenses for the year ended December 31, 2000 were 0.85%. These fee waivers and reimbursements may be reduced or terminated at any time.
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

o you invest $10,000 in the Fund for the time periods indicated;

o you redeem your shares at the end of each period;

o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Fund's future performance); and

o the Fund's operating expenses remain the same, before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Number of years        1           3          5          10
                    -------     ------     ------     --------
Cost                 $137        $428       $739       $1,624

[logo] ADDITIONAL FUND INFORMATION


Each Fund's objective and principal investment strategies, and the main risks of investing in each Fund, are summarized at the beginning of this prospectus. More information on investment strategies and investments appears in this section. These are the strategies that, in the opinion of each Fund's investment manager, are most likely to be important in trying to achieve the Fund's investment objectives. There can, of course, be no assurance that either Fund will achieve its investment objectives. Each Fund's objectives may be changed without shareholder approval.

Each Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information ("SAI"). Of course, each Fund's investment manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.

Each Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, each Fund may hold a substantial portion of its assets in cash or high quality fixed-income securities and may not be pursuing its investment objective.

Although neither Fund purchases securities with the intention of engaging in short-term trading, each Fund frequently sells securities to respond to changes in market, industry, or individual company conditions or outlook, although the Fund may only have held those securities for a short period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

CGM AMERICAN TAX FREE FUND

The Fund seeks to achieve its objectives by investing primarily in investment grade debt securities that are exempt from federal income tax. Under normal circumstances the Fund invests at least 80% of its net assets in securities the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individuals.

The Fund may invest in debt obligations issued by states, the District of Columbia, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities. The Fund may also invest in securities issued by multistate agencies or authorities.


The Fund invests at least 75% of its assets in securities rated at the time of purchase Baa, MIG-2, Prime-2 or higher by Moody's Investors Service, Inc., or BBB, SP-2, A-2 or better by Standard & Poor's Ratings Services, or, if not rated by Moody's or S&P at the time of purchase, determined to be of comparable quality by the investment manager. Securities rated BBB by S&P or Baa by Moody's are regarded as having an adequate capacity to pay interest and repay principal, but these securities also have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.


The Fund's investments may include put bonds, floating and variable rate securities and municipal lease obligations, each of which is described in the SAI.

There is no limitation on the dollar-weighted average maturity of the Fund's portfolio and the maturity may be shortened or lengthened depend-ing upon the investment manager's long-term outlook for interest rates. As a result, your investment in the Fund may be subject to the increased volatility associated with longer term bonds. On the other hand, if the investment manager decides to shorten the average maturity of the Fund's portfolio, your investment may not earn as much income as might be available from longer term bonds. Generally, if interest rates are expected to increase, the investment manager will shorten the Fund's maturity, and if interest rates are expected to decrease, the investment manager will lengthen the Fund's maturity.

In an effort to enhance return, the Fund intends to take advantage of pricing inefficiencies between individual issues or groups of securities that may occur as a result of temporary dislocations in the market, misconceptions of risk, or cyclical or secular changes in the market causing undervaluation.

The Fund will not invest more than 25% of its total assets in any one industry. Governmental issuers of tax-exempt securities are not considered part of any industry. However, tax-exempt securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by those nongovernmental users, and the 25% limitation applies to those obligations. The Fund may invest more than 25% of its total assets in a broader segment of the tax-exempt market, such as revenue obligations of hospitals and other healthcare facilities, housing agency revenue obligations or airport revenue obligations. The Fund may also invest more than 25% of its total assets in securities relating to any one or more states, the District of Columbia, territories or United States possessions or any of their political subdivisions.

The Fund may invest up to 25% of its total assets in debt or fixed-income securities of a quality below investment grade, including securities commonly referred to as "junk bonds". Investing in junk bonds is an aggressive approach to income investing.

MANAGEMENT STYLE. The investment manager decides which particular debt securities to buy based primarily on their yield relative to their credit quality and duration.

CGM FIXED INCOME FUND

The Fund generally seeks to achieve its objectives by investing in debt securities and preferred stocks that the investment manager believes to be undervalued.


The Fund invests primarily in investment grade debt securities, which are rated at the time of purchase at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services, in preferred stocks rated at least baa by Moody's or BBB by S&P, and in debt securities not rated by Moody's or S&P at the time of purchase but which the investment manager believes to be of comparable quality.


The Fund's flexible investment policy allows it to invest in fixed-income securities and variable-rate securities, including preferred stocks, with varying maturities and varying qualities ranging from the highest quality to non-investment grade. There is no limitation on the dollar-weighted average maturity of the Fund's portfolio and the maturity may be shortened or lengthened depending upon the investment manager's outlook for interest rates. As a result, your investment in the Fund may be subject to the increased volatility associated with longer term bonds. On the other hand, if the investment manager decides to shorten the average maturity of the Fund's portfolio, your investment may not earn as much income as might be available from longer term bonds.

Securities in which the Fund may invest include bonds, debentures, notes, equipment trust certificates, asset-backed securities, mortgage-backed securities (including interest-only and principal-only securities), preferred stocks and money market instruments such as commercial paper, Treasury bills, time deposits, bankers' acceptances and repurchase agreements.

In some cases interest payments on Fund securities may be paid out as additional securities (commonly referred to as "payment-in-kind securities"), or deferred to a future date not to exceed maturity (commonly referred to as "zero coupon securities").

The Fund may invest in securities that may be converted into stock or other equity interests. The Fund may also invest in deferred interest securities and securities purchased on a "when-issued" basis. These securities are described in the SAI.

The Fund may invest in securities of both government and non-government issuers, as well as multi-national institutions. The Fund may invest up to 20% of its net assets in foreign debt securities and preferred stock issued by foreign entities.

The Fund may invest up to 35% of its assets in debt or fixed-income securities of a quality below investment grade (i.e. securities rated lower than Baa or baa by Moody's or lower than BBB by S&P, or their equivalent as determined by the investment manager), including up to 10% of its total assets in debt or fixed-income securities rated at the time of investment Caa or caa or lower by Moody's or CCC or lower by S&P, or their equivalent as determined by the investment manager. These securities are commonly referred to as "junk bonds". Investing in junk bonds is an aggressive approach to income investing.


MANAGEMENT STYLE. The investment manager decides which particular debt securities to buy based primarily on their yield relative to their credit quality and duration. Preferred stocks are viewed as defensive, income producing vehicles. The investment manager seeks to buy preferred stocks at a discount and sell them when they trade above par value or when higher yields are available on securities of comparable quality.


[logo] PRINCIPAL RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described here. More information about risks appears in the SAI. Remember that you may receive little or no return on your investment in a Fund. You may lose money if you invest in a Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the market value of debt and fixed-income securities will fall when market interest rates increase. In general, the prices of debt or fixed-income securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Fund's share price to go up or down. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will rise or fall in response to interest rate changes.

CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which each Fund may invest are more susceptible to these problems than higher quality obligations. Legislative changes affecting the taxing and spending authority of a municipality may affect the ability of the municipality to make payments of principal and interest on its obligations.

PREPAYMENT RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.

Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be very volatile. The price of interest-only securities, which are the interest only component of stripped mortgage-backed securities, goes down when interest rates decline and principal payments accelerate, causing a reduction in the interest payment stream. The price of principal-only securities goes down when interest rates are rising and prepayments are slower, causing the maturity of the security to lengthen.

LOWER RATED DEBT SECURITIES. Lower rated debt securities, including securities commonly referred to as "junk bonds", are very risky because the issuers may fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has in the past been more volatile than the markets for other securities. Lower rated debt securities are also often less liquid than higher rated debt securities.

ZERO COUPON, DEFERRED INTEREST AND PAYMENT-IN-KIND SECURITIES. CGM Fixed Income Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all of this accrued interest annually and may have to sell securities in order to obtain the cash to do so. Thus, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to shareholders as ordinary income. In addition, because these securities may not pay interest at regular intervals, their market prices may be very sensitive to interest rate changes and they may also be subject to increased credit risk.

SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are securities that may be converted into stock or other equity interests, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.


FOREIGN SECURITIES. CGM Fixed Income Fund may invest a portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, risks of changes in currency exchange rates, and risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


[logo] MANAGEMENT

THE INVESTMENT MANAGER

Each Fund's investment manager is Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Funds' daily investment and business affairs subject to the policies established by the Funds' Board of Trustees. CGM manages nine mutual fund portfolios and advisory accounts for other clients.


In 2000, CGM American Tax Free Fund paid no management fees to CGM and CGM Fixed Income Fund paid 0.15% of its average annual net assets in management fees to CGM, after waivers and reimbursements.


THE PORTFOLIO MANAGERS

Janice H. Saul has managed the portfolio of CGM American Tax Free Fund since its inception on November 10, 1993. Prior to joining CGM in 1992, Ms. Saul was employed as a portfolio manager by Loomis, Sayles & Company, Incorporated and by Scudder, Stevens and Clark.

CGM Fixed Income Fund has been co-managed by G. Kenneth Heebner and Janice H. Saul since 1993. In 1990, Mr. Heebner founded CGM with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Fund, he currently manages CGM Mutual Fund, CGM Capital Development Fund, CGM Realty Fund and CGM Focus Fund.

[logo] HOW TO PURCHASE SHARES

The Funds sell their shares directly to investors without any sales load.

NEW ACCOUNTS

You may make a purchase of a Fund's shares in a new regular account or retirement plan account by submitting a completed application form and check, made payable to CGM American Tax Free Fund or CGM Fixed Income Fund (as applicable), to:

The CGM Funds
P.O. Box 449
Boston, Massachusetts 02117-0449

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement accounts (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

CGM American Tax Free Fund is not an appropriate investment for individual retirement accounts ("IRAs") or similar accounts.

EXISTING ACCOUNTS

After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

PAYMENT BY CHECK

If you pay for Fund shares by check, your check should be in U.S. dollars and made payable to CGM American Tax Free Fund or CGM Fixed Income Fund (as applicable). Third party checks (i.e. checks not payable to CGM American Tax Free Fund or CGM Fixed Income Fund) are generally not accepted and checks drawn on credit card accounts are not accepted.

PAYMENT BY WIRE

You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM American Tax Free Fund or CGM Fixed Income Fund (as applicable), Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

ADDITIONAL INFORMATION

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Funds' system for recording investments eliminates the problems of handling and safekeeping certificates.

The price you pay will be the per share net asset value next calculated after your proper investment order is received by the applicable Fund (in the case of your initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

Each Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.

[logo] SHAREHOLDER SERVICES

Each Fund offers the following shareholder services as more fully described in the SAI. Explanations and forms are available from the Funds.

EXCHANGE PRIVILEGE


You may exchange your shares of either Fund for shares of CGM American Tax Free Fund or CGM Fixed Income Fund (as applicable), CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund. You may also exchange your shares for shares of money market funds distributed by CDC IXIS Asset Management Distributors, L.P.


Additionally, you may exchange shares of either Fund for shares of CGM Capital Development Fund, but only if you were a shareholder of CGM Capital Development Fund on September 24, 1993, and have remained a shareholder in CGM Capital Development Fund continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the SAI.

All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur an account close out fee. You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions" on page 17. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.

Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.


You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and each Fund limits the number of exchanges you can make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from money market funds distributed by CDC IXIS Asset Management Distributors, L.P. to the Funds are not subject to this restriction. Each Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

The Funds may terminate or change the terms of the exchange privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a capital gain or loss. If checks are returned to a Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Any undeliverable or uncashed check(s) will be cancelled and the amount(s) will be reinvested in the same Fund at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Funds may terminate or modify the SWP at any time.

AUTOMATIC INVESTMENT PLAN ("AIP")

Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable.

You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Funds may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Funds may termi-nate or modify the AIP at any time.

RETIREMENT PLANS

CGM American Tax Free Fund is not an appropriate investment for: Traditional and Roth IRA accounts, SEP-IRA accounts, 403(b)(7) custodial accounts, or Money Purchase Pension and Profit Sharing plans.

CGM Fixed Income Fund's shares may be pur-chased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and Money Purchase Pension and Profit Sharing plans ("CGM Retirement Plans").

CONFIRMATION STATEMENTS

Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

SHAREHOLDER REPORTS

Shareholders of each Fund will receive that Fund's financial statements and a summary of the Fund's investments at least semiannually. The Funds intend to consolidate mailings of annual, semi-annual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-345-4048.

[logo] HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in either Fund in three different ways:

o by sending a written request for a check or wire representing the redemption proceeds,

o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your address of record, which has not changed in the prior three months), or

o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.

The redemption price will always be the net asset value per share next determined after the redemp-tion request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

For federal income tax purposes, a redemption is a taxable event and may result in a capital gain or loss.

WRITTEN REDEMPTION REQUESTS

If you elect to redeem shares in writing, send your written request to:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

The written request must include the name of the particular Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

If you are redeeming shares worth more than $25,000, requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your address of record (or sent to your address of record if such address has been changed within the previous three months), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

TELEPHONE REDEMPTION REQUESTS

If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions" on page 17. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed within the previous three months and you are redeeming $25,000 or less) or by having a wire sent to a bank account you have previously designated.

Telephone redemptions by check are available to all shareholders of the Funds (except CGM Retirement Plans) automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing a Service Options Form (with a signature guarantee), available from the Funds or CGM Shareholder Services.

A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Funds cannot accept your request and a new one will be necessary.

Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on a Service Options Form with a signature guarantee.

REDEMPTION PROCEEDS

Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within five business days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within five business days following receipt of a proper redemption request.

If you purchased your Fund shares by check (or through an automatic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. A Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the same Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

POSTPONEMENT OF REDEMPTION PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

Each Fund may postpone payment of redemption proceeds for up to seven days from the date of the redemption. Neither Fund may postpone payment for more than seven days or suspend the right of redemption, except: if you purchased your Fund shares by check (or through an automatic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section, when the New York Stock Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

REDEMPTION IN KIND

The Funds will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees determines it to be advisable in the interests of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

MINIMUM ACCOUNT BALANCE AND AUTOMATIC REDEMPTION

Because the expense of maintaining small accounts is disproportionately high, each Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of a Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

[logo] TELEPHONE TRANSACTIONS

You may initiate three types of transactions by telephone:

o  telephone exchanges;

o  telephone redemptions by wire; and

o  telephone redemptions by check.

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing a Service Options Form (with a signature guarantee) available from the Funds or CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.

The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.

Each Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although each Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds or CGM Shareholder Services by telephone. In this case, please consider sending written instructions.

[logo] DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

Each Fund declares and pays out monthly dividends consisting of substantially all of its net investment income. Any capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.

You may elect to receive income dividends or capital gains distributions, or both, in additional shares of the respective Fund or in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.


You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with a signature guarantee. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution.


If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the same Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the same Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

TAXATION OF DISTRIBUTIONS. As long as a Fund qualifies for treatment as a regulated investment company (which each Fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. Dividends paid by a Fund from net taxable investment income and net short-term capital gains will be taxable to you as ordinary income. No portion of dividends paid by CGM American Tax Free Fund is expected to qualify for the corporate dividends-received deduction. For corporate investors, if a portion of the CGM Fixed Income Fund's income consists of dividends paid by U.S. corporations, a portion of dividends paid by this Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the applicable Fund. To the extent that a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares. Taxable dividends and distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

CGM American Tax Free Fund anticipates that a substantial portion of the distributions that it makes will be exempt-interest dividends. Distributions designated by the Fund as exempt-interest dividends will be excluded from your gross income for federal income tax purposes. If you receive Social Security benefits you should be aware that exempt interest dividends received from the Fund are includ-able in your "modified adjusted gross income" for purposes of determining the amount of your Social Security benefit, if any, that is required to be included in your gross income. In addition, if you borrow money to purchase or carry shares of the Fund, your deduction for interest paid on those borrowings will be limited. The exemption of certain dividends from federal income tax does not necessarily result in exemption under the income tax laws of any state or local taxing authority. You should consult your own tax adviser about the status of dividends and distributions of CGM American Tax Free Fund in your own state and locality.

If you receive an exempt-interest dividend with respect to any share and redeem or exchange the share before holding it for more than six months, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if you receive a distribution taxable as a long-term capital gain with respect to any share and redeem or exchange the share before holding it for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as a long-term capital loss to the extent of the long-term capital gain recognized on such distribution.

A distribution will be treated as paid by a Fund and received by you on December 31 of the current calendar year if it is declared by that Fund in October, November or December of that year with a record date in such a month and paid in January of the subsequent year.


A Fund's distributions will reduce that Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


AMT. CGM American Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, although generally excludable from gross income for federal income tax purposes, may be subject to the federal alternative minimum tax ("AMT"). AMT is imposed on taxpayers who utilize to a significant degree certain tax deductions and exclusions (known as "items of tax preference"). Interest from private activity bonds is an item of tax preference that is included with items of income from certain other sources in calculating if a taxpayer is subject to AMT in the amount thereof. You should consult your own tax adviser regarding the potential applicability of AMT to you.

FOREIGN TAXES. If CGM Fixed Income Fund invests in foreign securities, it may be subject to foreign taxes on income earned on those securities and most likely will not be eligible to elect to "pass through" such foreign income taxes to you. Therefore, you should not expect to be able to claim a foreign tax credit or deduction with respect to those taxes.


DISPOSITION OF SHARES. The sale or other disposition of shares of a Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a capital gain or loss which will be long-term or short-term, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.

BACKUP WITHHOLDING. Each Fund is required, in certain circumstances, to withhold at a rate of 31% on taxable dividends, capital gains distributions, and redemption proceeds paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability.

GENERAL INFORMATION. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you may receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Some restrictions apply. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the "double category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Funds generally will receive these cost basis statements but only for accounts opened after January 1, 1991. For more information, please call 800-343-5678. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.


Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may also be subject to state, local and foreign taxes. A portion of each Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Each year each Fund will indicate the portion of its income, if any, which is derived from such obligations.


The tax discussion set forth above applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Funds.


[logo] PRICING OF SHARES

The share price or "net asset value" per share of each Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of each Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the SAI.

Trading may take place in foreign securities held by CGM Fixed Income Fund on days when the Fund is not open for business. As a result, the Fund's net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

FINANCIAL HIGHLIGHTS
The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in each Fund's Annual Report, which may be obtained from a Fund free of charge.


CGM AMERICAN TAX FREE FUND                                                    Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------
                                                                2000        1999       1998      1997          1996
                                                              --------    -------    -------    -------       -------
For a share of the Fund outstanding throughout each year:
Net asset value at beginning of year .......................  $   8.73    $  9.77    $  9.70    $  9.46       $  9.77
                                                              --------    -------    -------    -------       -------
Net investment income (a) ..................................      0.54       0.54       0.55       0.58          0.58
Dividends from net investment income .......................     (0.54)     (0.54)     (0.55)     (0.58)        (0.58)
Net realized and unrealized gain (loss) on investments .....      0.42      (1.04)      0.07       0.24         (0.31)
                                                              --------    -------    -------    -------       -------
Net increase (decrease) in net asset value .................      0.42      (1.04)      0.07       0.24         (0.31)
                                                              --------    -------    -------    -------       -------
Net asset value at end of year .............................  $   9.15    $  8.73    $  9.77    $  9.70       $  9.46
                                                              --------    -------    -------    -------       -------
Total Return (%)(b) ........................................      11.4       (5.3)       6.5        9.0           2.9
Ratios:
Operating expenses to average net assets (%) ...............         0          0          0          0             0
Operating expenses to average net assets before waiver (%)        1.56       1.76       1.69       2.04          2.14
Net investment income to average net assets (%) ............      6.10       5.76       5.63       6.11          6.10
Portfolio turnover (%) .....................................        20         53         37        140           107
Net assets at end of year (in thousands) ($) ...............    15,920     14,999     17,706     14,443        12,430
(a) Net of fees waived and reimbursed which amounted to ....  $   0.14    $  0.17    $  0.16    $  0.19       $  0.20
(b) The total return would have been lower had the total fees and expenses not been waived or reimbursed during the year.

FINANCIAL HIGHLIGHTS

CGM FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
                                                               2000       1999       1998           1997              1996
                                                             -------     -------    ------         -------           -------
For a share of the Fund outstanding throughout each year:
For a share of the Fund outstanding throughout each year:
Net asset value at beginning of year ..............          $  9.69     $ 10.28    $11.24         $ 11.60           $ 11.41
                                                             -------     -------    ------         -------           -------
Net investment income (a) .........................             0.86        0.89       0.83           0.78              0.77
Dividends from net investment income ..............            (0.86)      (0.90)     (0.83)         (0.78)            (0.77)
Distributions in excess of net investment income ..            (0.03)         --         --             --                --
Net realized and unrealized gain (loss) on
  investments .....................................            (0.09)      (0.58)     (0.96)         (0.36)             0.95
Distribution from net realized gain ...............               --          --         --             --             (0.76)
                                                             -------     -------    ------         -------           -------
Net increase (decrease) in net asset value ........            (0.12)      (0.59)     (0.96)         (0.36)             0.19
                                                             -------     -------    ------         -------           -------
Net asset value at end of year ....................          $  9.57     $  9.69    $ 10.28        $ 11.24           $ 11.60
                                                             -------     -------    ------         -------           -------
Total Return (%)(b) ...............................              8.1         3.0       (1.2)           3.7              15.4
Ratios:
Operating expenses to average net assets (%) ......             0.85        0.85       0.85           0.85              0.85
Operating expenses to average net assets before
  expense limitation (%) ..........................             1.35        1.41       1.26           1.26              1.26
Net investment income to average net assets (%) ...             8.64        8.60       7.56           6.81              6.53
Portfolio turnover (%) ............................               42          47         52            147               149
Net assets at end of year (in thousands) ($) ......           25,851      28,219     34,314         43,932            40,646
(a) Net of reimbursement which amounted to ........          $  0.05     $  0.06    $  0.05        $  0.05           $  0.05
(b) The total return would have been lower had certain expenses not been reimbursed during the year.

CONTACT INFORMATION

CGM AMERICAN TAX FREE FUND
CGM FIXED INCOME FUND
c/o The CGM Funds
P.O. Box 449
Boston, MA 02117

SHAREHOLDER SERVICING AGENT
CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266

INVESTMENT MANAGER
Capital Growth Management
Limited Partnership
One International Place
Boston, MA 02110

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

More information about these Funds is available free by calling 800-345-4048, including the following:

ANNUAL/QUARTERLY REPORTS
Additional information about each Fund's investments is available in the Fund's annual and quarterly reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference (i.e. is legally considered part of it).

For additional information about:
o Account procedures/status        o Prospectuses
o Redemptions                      o SAI
o Exchanges                        o Annual/Quarterly Reports
o New account procedures           o Performance
Call CGM Shareholder               Call CGM Marketing
Services at 800-343-5678           Department at 800-345-4048

Information about the Funds (including the SAI) is also available from the Securities and Exchange Commission. You can find it on the SEC's Internet site at http://www.sec.gov. You can receive copies of Fund information upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


AFP01                                                        SEC File No. 811-82

-------------------------
CGM
Focus Fund
-------------------------

A No-Load Fund


                                          PROSPECTUS & APPLICATION o MAY 1, 2001


[logo]  The Fund's investment objective is long-term growth of capital.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARY............................................................    1
  Investment Objective..................................................    1
  Summary of Principal Investment Strategies............................    1
  Summary of Principal Risks............................................    2
PAST PERFORMANCE........................................................    2
EXPENSES ...............................................................    3
ADDITIONAL FUND INFORMATION.............................................    4
  Principal Investment Strategies.......................................    4
  Principal Risks.......................................................    5
MANAGEMENT..............................................................    6
HOW TO PURCHASE SHARES..................................................    6
SHAREHOLDER SERVICES....................................................    7
HOW TO SELL SHARES......................................................    9
TELEPHONE TRANSACTIONS..................................................   11
DIVIDENDS, CAPITAL GAINS AND TAXES......................................   12
PRICING OF SHARES.......................................................   13
FINANCIAL HIGHLIGHTS....................................................   15
CONTACT INFORMATION.............................................   Back Cover

[logo] FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund is non-diversified and intends to pursue its objective by concentrating its investments in the equity securities of a smaller number of companies than more diversified mutual funds. The Fund typically invests in 15 to 35 companies at a time. The Fund is flexibly managed, with the ability to invest in different industry sectors and in foreign issuers. The Fund may invest in companies regardless of the size of their market capitalization, but primarily invests in companies with market capitalizations of at least $30 million. The investment manager invests both in companies that are attractively valued and that have the potential for growth.


Should the investment outlook of the investment manager so warrant, the Fund may use a variety of investment techniques designed to capitalize on declines in the market prices of equity securities or declines in market indexes. For example, the Fund may establish short positions in specific securities or stock indices through short sales. The Fund may engage in short sales when the investment manager anticipates a decline in the market price of a security.


The Fund may borrow for the purpose of purchasing portfolio securities and other instruments.

In making an investment decision, the investment manager analyzes:

    o  the overall economic factors that may affect a potential investment, and

    o certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

The investment manager will sell a security if it determines that:

    o  its investment expectations are not being met,


    o  better opportunities are available, or


    o  its price objective has been attained.

Summary of Principal Risks

Like all mutual funds, you may lose money if you invest in the Fund. As a NON-DIVERSIFIED mutual fund, the Fund is able to take larger positions in a smaller number of companies than a more diversified fund. Therefore, when the value of one of the Fund's holdings changes, this is likely to have a greater effect on the Fund's overall performance than on the performance of a more diversified fund.

The Fund's investments are subject to the MARKET RISKS inherent in all securities. This means that you may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market.

The Fund's use of SHORT SALES involves additional investment risks and transaction costs. While short sales can be used to further the Fund's investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund's return or result in losses, which potentially may be unlimited.

The Fund's BORROWING may increase the Fund's volatility, and interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

Investments in SMALL AND MEDIUM-SIZED COMPANIES involve greater risk than is customarily associated with more established companies because these stocks may be more volatile and have returns that vary significantly from the overall market.


The Fund may invest in FOREIGN ISSUERS, which are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of changes in foreign currency exchange rates. The Fund may invest in these issuers directly or indirectly through depository receipts (receipts representing the right to receive the securities of foreign issuers deposited in U.S. banks or a local branch of a foreign bank).


Because the Fund may also invest in debt and fixed-income securities, it is subject to CREDIT RISK (the risk that the obligor will default in the payment of principal and/or interest) and to INTEREST RATE RISK (the risk that the market value of the securities will decline as a result of increases in market rates of interest).

[logo] PAST PERFORMANCE

The bar chart and table below show the Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.

The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time for the periods indicated to that of the Standard and Poor's 500 Composite Index, a widely recognized unmanaged index of common stock prices.

Both the bar chart and the table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
TOTAL RETURN  (as of 12/31)


                    1998                 3.5%
                    1999                 8.5%
                    2000                53.9%
--------------------------------------------------------------------------------

During the three-year period shown in the bar chart, the highest quarterly return was 44.4% (for the quarter ended 12/31/00) and the lowest quarterly return was -27.2% (for the quarter ended 9/30/98).


AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/00)


                                        Since Inception
                         1 Year             (9/3/97)
--------------------------------------------------------------------------------
Fund                      53.9%              15.6%
S&P 500 Index             -9.1%              12.6%

[logo] EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Schedule of Fees


Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases---------------------- None Maximum Sales Charge (Load) Imposed on Reinvested Dividends----------- None Redemption Fee*------------------------------------------------------- None
Exchange Fee ---------------------------------------------------------   None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets, based on expenses for year ended 12/31/00)

Management Fees -------------------------------------------------------  1.00%
Distribution (12b-1) Fees----------------------------------------------  None
Other Expenses --------------------------------------------------------  0.65%
Total Fund Operating Expenses -----------------------------------------  1.65%**


 * A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.


** The Fund's investment manager has voluntarily agreed, until December 31, 2001, to waive its management fees and, if necessary, to bear certain expenses associated with operating the Fund, to the extent necessary to limit the Fund's total operating expenses to an annual rate of 1.20% of the Fund's average net assets, exclusive of any dividend expense incurred on short sales. As a result, the actual total Fund operating expenses for the year ended December 31, 2000 were 1.21%. These fee waivers and reimbursements may be reduced or terminated at any time.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

    o  you invest $10,000 in the Fund for the time periods indicated;

    o  you redeem your shares at the end of each period;

    o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Fund's future performance); and

    o the Fund's operating expenses remain the same, before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Number of years       1         3        5            10
                    ----      ----     ----        ------
Cost                $168      $520     $897        $1,955

[logo] ADDITIONAL FUND INFORMATION

The Fund's objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund's investment manager, are most likely to be important in trying to achieve the Fund's investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's objective may be changed without shareholder approval.

The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information ("SAI"). Of course, the Fund's investment manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.

The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is non-diversified and intends to pursue its objective by concentrating its investments in the equity securities of a smaller number of companies than more diversified mutual funds. The Fund is flexibly managed, with the ability to invest in different industry sectors and in foreign issuers. The Fund may invest in companies regardless of the size of their market capitalization.

Should the investment outlook of the investment manager so warrant, the Fund may use a variety of investment techniques designed to capitalize on declines in the prices of equity securities of one or more companies or declines in market indexes. For example, the Fund may establish short positions in specific securities or stock indexes through short sales or investments in a variety of derivative instruments, including options, futures contracts and options on futures. The Fund may also establish long positions in specific securities or stock indexes through options, futures contracts and options on futures.

The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. This involves special risks.

MANAGEMENT STYLE. Rather than following a particular investment style, the Fund's investment manager employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund's investment manager will generally employ the following method:

o It uses a top-down approach, meaning that it first analyzes the overall economic factors that may affect a potential investment.

o It then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.


o The investment manager will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.


PORTFOLIO TURNOVER. The Fund's objective is long-term growth of capital. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund's investment manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

The Fund's portfolio turnover rate may exceed 300%. The Fund's investments in short sales and options and futures contracts that mature in less than one year are excluded for purposes of computing the Fund's portfolio turnover.

PRINCIPAL RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Fund's SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing eco- nomic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.

LACK OF DIVERSIFICATION. The Fund generally takes larger positions in a smaller number of companies than a more diversified fund. Therefore, when the value of one of the Fund's holdings changes, this is likely to have a greater effect on the Fund's overall performance than on the performance of a more diversified fund.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The securities of small and medium capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small and medium cap companies. Investments in small and medium cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the compa-nies may drop. Sometimes, the prices of the securities of small and medium cap companies rise and fall based on investor perception rather than economics. Securities of small and medium cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small and medium cap companies may be more volatile, causing the Fund's share price to be volatile. Funds that invest a higher percentage of their assets in small and medium cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.

SHORT SALES. The Fund's use of short sales involves additional investment risks and transaction costs. While short sales can be used to further the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If the Fund uses short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.

The Fund's potential loss from an uncovered short position in an equity security or stock index resulting from a short sale or the sale of a futures contract is unlimited. The Fund also could experience losses if these investment techniques were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

BORROWING. The Fund may borrow money in order to increase its holdings of portfolio securities. Borrowing will exaggerate the effect of any increase or decrease in the market price of securi-ties in the Fund's portfolio on the Fund's net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.


FOREIGN ISSUERS. The Fund may invest a portion of its assets in foreign issuers. Investing in foreign issuers involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, risks of changes in currency exchange rates and risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


DEBT AND FIXED-INCOME SECURITIES. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed-income securities. Debt and fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

[logo] MANAGEMENT

THE INVESTMENT MANAGER

The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. CGM manages nine mutual fund portfolios and advisory accounts for other clients.

In 2000, the Fund paid 0.56% of its average annual net assets in management fees to CGM, after waivers and reimbursements.

THE PORTFOLIO MANAGER


G. Kenneth Heebner has been the portfolio man-ager of the Fund since its inception in 1997. In 1990, Mr. Heebner founded CGM with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Fund, he currently manages CGM Capital Development Fund, CGM Mutual Fund, and CGM Realty Fund, and, with Janice H. Saul, co-manages CGM Fixed Income Fund.


[logo] HOW TO PURCHASE SHARES

The Fund sells its shares directly to investors without any sales load.

NEW ACCOUNTS

You may make a purchase of Fund shares in a new regular account or retirement plan account by submitting a completed application form and check, made payable to CGM Focus Fund, to:

The CGM Funds
P.O. Box 449
Boston, Massachusetts 02117-0449

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

EXISTING ACCOUNTS

After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

PAYMENT BY CHECK

If you pay for Fund shares by check, your check should be in U.S. dollars and made payable to CGM Focus Fund. Third party checks (i.e. checks not payable to CGM Focus Fund) are generally not accepted and checks drawn on credit card accounts are not accepted.

PAYMENT BY WIRE

You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Focus Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

ADDITIONAL INFORMATION

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Fund's system for recording investments eliminates the problems of handling and safekeeping certificates.

The price you pay will be the per share net asset value next calculated after your proper investment order is received by the Fund (in the case of your initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

The Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.

[logo] SHAREHOLDER SERVICES

The Fund offers the following shareholder services as more fully described in the Fund's SAI. Explanations and forms are available from the Fund.

EXCHANGE PRIVILEGE


You may exchange your shares of CGM Focus Fund for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund. You may also exchange your shares for shares of money market funds distributed by CDC IXIS Asset Management Distributors, L.P.


Additionally, you may exchange shares of CGM Focus Fund for shares of CGM Capital Development Fund, but only if you were a shareholder of CGM Capital Development Fund on September 24, 1993, and have remained a shareholder in CGM Capital Development Fund continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the SAI.

All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur an account close out fee. You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions" on page 11. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.

Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.


You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges you can make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from money market funds distributed by CDC IXIS Asset Management Distributors, L.P. to the Fund are not subject to this restriction. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

The Fund may terminate or change the terms of the exchange privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a capital gain or loss. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Any undeliverable or uncashed check(s) will be cancelled and the amount(s) will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Fund may terminate or modify the SWP at any time.

AUTOMATIC INVESTMENT PLAN ("AIP")

Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable.

You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) Custodial Accounts, and Money Purchase Pension and Profit Sharing Plans ("CGM Retirement Plans").

CONFIRMATION STATEMENTS

Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

SHAREHOLDER REPORTS

Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-345-4048.

[logo] HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in the Fund in three different ways:

    o by sending a written request for a check or wire representing the redemption proceeds,

    o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your address of record, which has not changed in the prior three months), or

    o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.

The redemption price will always be the net asset value per share next determined after the redemp-tion request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

For federal income tax purposes, a redemption is a taxable event and may result in a capital gain or loss.

WRITTEN REDEMPTION REQUESTS

If you elect to redeem shares in writing, send your written request to:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts
    02266-8511

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

If you are redeeming shares worth more than $25,000, requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your address of record (or sent to your address of record if such address has been changed within the previous three months), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

TELEPHONE REDEMPTION REQUESTS

If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions" on the next page. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed within the previous three months and you are redeeming $25,000 or less) or by having a wire sent to a bank account you have previously designated.

Telephone redemptions by check are available to all shareholders of the Fund (except CGM Retirement Plans) automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing a Service Options Form (with a signature guarantee), available from the Fund or CGM Shareholder Services.

A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on a Service Options Form with a signature guarantee.

REDEMPTION PROCEEDS

Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within five business days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within five business days following receipt of a proper redemption request.

If you purchased your Fund shares by check (or through an automatic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

POSTPONEMENT OF REDEMPTION PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

The Fund may postpone payment of redemption proceeds for up to seven days from the date of the redemption. The Fund may not postpone payment for more than seven days or suspend the right of redemption, except: if you purchased your Fund shares by check (or through an automatic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section, when the New York Stock Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

REDEMPTION IN KIND

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interests of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

MINIMUM ACCOUNT BALANCE AND AUTOMATIC REDEMPTION

Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The mini-mum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

[logo] TELEPHONE TRANSACTIONS

You may initiate three types of transactions by telephone:

   o telephone exchanges;

   o telephone redemptions by wire; and

   o telephone redemptions by check.

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing a Service Options Form (with a signature guarantee) available from the Fund or CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.

The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) Custodial Accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.

The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Fund or CGM Shareholder Services by telephone. In this case, please consider sending written instructions.

[logo] DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

Any income dividends and capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.

You may elect to receive income dividends or capital gains distributions, or both, in additional shares of the Fund or in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.


You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with a signature guarantee. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution.


If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

TAXATION OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned your shares in the Fund. Other distributions are generally taxable as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares.

A distribution will be treated as paid by the Fund and received by you on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.


Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


FOREIGN TAXES. If the Fund invests in foreign issuers, it may be subject to foreign taxes on income earned on those securities and most likely will not be eligible to elect to "pass through" such foreign income taxes to you. Therefore, you should not expect to be able to claim a foreign tax credit or deduction with respect to those taxes.


DISPOSITION OF SHARES. The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a capital gain or loss which will be long-term or short-term, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.

BACKUP WITHHOLDING. The Fund is required, in certain circumstances, to withhold at a rate of 31% on taxable dividends, capital gains distributions, and redemption proceeds paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability.

GENERAL INFORMATION. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you may receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Some restrictions apply. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the "double category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund generally will receive these cost basis statements but only for accounts opened after January 1, 1991. For more information, please call 800-343-5678. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

Dividend distributions, capital gains distributions and capital gains from redemptions and exchanges may also be subject to state, local and foreign taxes. A portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Each year the Fund will indicate the portion of the Fund's income, if any, which is derived from such obligations.

The tax discussion set forth here applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.


[logo] PRICING OF SHARES

The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the SAI.

Trading may take place in foreign issuers held by the Fund on days when the Fund is not open for business. As a result, the Fund's net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which may be obtained from the Fund free of charge.


CGM FOCUS FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FOR THE PERIOD
                                                                           FOR THE YEAR ENDED                SEPTEMBER 3, 1997(a)
                                                                               DECEMBER 31,                        THROUGH
                                                               -------------------------------------------       DECEMBER 31,
                                                                 2000              1999            1998              1997
                                                               ---------        ---------        ---------         ---------
For a share of the Fund outstanding throughout the period:
Net asset value at beginning of period .....................   $ 10.50         $  9.71           $   9.38          $ 10.00
                                                               -------         -------           --------          -------
Net investment income (loss)(b) ............................      0.36            0.03              (0.07)(c)        (0.02)(c)
Dividends from net investment income .......................     (0.36)          (0.03)              --               --
Net realized and unrealized gain (loss) on investments .....      5.30             .79               0.40(d)         (0.60)
                                                               -------         -------           --------          -------
Net increase (decrease) in net asset value .................      5.30            0.79               0.33            (0.62)
                                                               -------         -------           --------          -------
Net asset value at end of period ...........................   $ 15.80         $ 10.50           $   9.71          $  9.38
                                                               -------         -------           --------          -------
Total Return (%)(e) ........................................      53.9             8.5                3.5            (6.20)(f)
Ratios:
Operating expenses to average net assets (%) ...............      1.21(h)         1.21(h)            1.20             1.20(g)
Operating expenses to average net assets
  before expense limitation (%) ............................      1.65            1.55               1.40             1.63(g)
Net income (loss) to average net assets (%) ................      3.02            0.23              (0.65)           (0.83)(g)
Portfolio turnover (%) .....................................       551             288                340              330(g)
Net assets at end of period
  (in thousands) ($) .......................................    78,889          68,876            110,324           98,786
(a) Commencement of operations .............................
(b) Net of reimbursement which amounted to .................   $  0.05         $  0.04           $   0.02          $  0.01

(c) Per share net investment loss does not reflect the period's reclassification of permanent differences between book and tax basis net investment loss.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.

(e) The total return would have been lower had certain expenses not been reduced during the period.
(f) Not computed on an annualized basis.
(g) Computed on an annualized basis.

(h) Includes the dividend expense on short sales which is excluded from the voluntary expense limitation of 1.20%.


CONTACT INFORMATION-------------------------------------------------------------

CGM FOCUS FUND
c/o The CGM Funds
P.O. Box 449
Boston, MA 02117

SHAREHOLDER SERVICING AGENT
CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266

INVESTMENT MANAGER
Capital Growth Management
Limited Partnership
One International Place
Boston, MA 02110

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

--------------------------------------------------------------------------------

More information about this Fund is available free by calling 800-345-4048, including the following:

ANNUAL/QUARTERLY REPORTS
Additional information about the Fund's investments is available in the Fund's annual and quarterly reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference (i.e. is legally considered part of it).
For additional information about:

o Account procedures/status        o Prospectuses
o Redemptions                      o SAI
o Exchanges                        o Annual/Quarterly Reports
o New account procedures           o Performance
Call CGM Shareholder               Call CGM Marketing
Services at 800-343-5678           Department at 800-345-4048

--------------------------------------------------------------------------------
Information about the Fund (including the SAI) is also available from the Securities and Exchange Commission. You can find it on the SEC's Internet site at http://www.sec.gov. You can receive copies of Fund information upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


FFP01                                                        SEC File No. 811-82

                                 CGM MUTUAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION


May 1, 2001



This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM Mutual Fund. This Statement is not a prospectus and should be read in conjunction with the CGM Mutual Fund Prospectus dated May 1, 2001 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained by writing to: CGM Trust, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117, or by calling 800-345-4048.

Certain financial information which is included in the Fund's Annual Report to shareholders dated December 31, 2000 is incorporated by reference into this Statement. A copy of the Annual Report accompanies this Statement.


MSAI01

                                TABLE OF CONTENTS

                                                                          Page

INTRODUCTION.............................................................  1

ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS....................  1

FUNDAMENTAL INVESTMENT RESTRICTIONS......................................  5

PORTFOLIO TURNOVER.......................................................  6

MANAGEMENT OF THE FUND...................................................  7


INVESTMENT ADVISORY AND OTHER SERVICES...................................  9
         Advisory Agreement..............................................  9
         Custodial Arrangements.......................................... 10
         Independent Accountants......................................... 11
         Other Arrangements.............................................. 11
         Codes of Ethics................................................. 11


PORTFOLIO TRANSACTIONS AND BROKERAGE..................................... 12

DESCRIPTION OF THE TRUST................................................. 13
         Shareholder Rights.............................................. 13
         Shareholder and Trustee Liability............................... 14

ADVERTISING AND PERFORMANCE INFORMATION.................................. 15
         Calculation of Total Return..................................... 15
         Performance Comparisons......................................... 16


NET ASSET VALUE AND PUBLIC OFFERING PRICE................................ 17

HOW TO PURCHASE SHARES................................................... 18


SHAREHOLDER SERVICES..................................................... 19
         Open Accounts................................................... 19
         Systematic Withdrawal Plans ("SWP")............................. 19
         Exchange Privilege.............................................. 20
         Automatic Investment Plans ("AIP").............................. 21
         Retirement Plans................................................ 22
         Address Changes................................................. 22


REDEMPTIONS.............................................................. 22
         Redeeming by Telephone.......................................... 23
         Check Sent to the Address of Record............................. 23
         Proceeds Wired to a Predesignated Bank.......................... 23
         All Redemptions................................................. 24


INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS............. 25

FINANCIAL STATEMENTS..................................................... 29

APPENDIX A - RATINGS.................................................... A-1

INTRODUCTION

CGM Mutual Fund (the "Fund") is registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company, and is organized as a separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust and the Fund's name was changed to CGM Mutual Fund in connection with the organization of CGM Fixed Income Fund as a second series of the Trust.

Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY THE FUND AND CERTAIN ASSOCIATED RISKS. SEE APPENDIX A FOR A DESCRIPTION OF CREDIT RATINGS.


NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e., securities rated lower than Baa or baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services ("S&P"), or their equivalent as determined by the Investment Manager), including up to 10% of its total assets in debt or fixed-income securities rated at the time of investment Caa or lower by Moody's or CCC or lower by S&P, or their equivalent as determined by the Investment Manager. Securities rated non-investment grade (lower than Baa or baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. High yield securities are subject to the following risks, in addition to those described in the Prospectus:


  o High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

  o High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

  o The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

  o It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements which are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period and (3) inability to enforce rights and the expenses involved in attempted enforcement.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

FOREIGN SECURITIES. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

  o In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another. The Fund also may be affected by the conversion of the currency of several European countries to the "Euro" currency.

  o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

  o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

  o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

DEPOSITORY RECEIPTS. The Fund may invest in securities of non-U.S. issuers directly and through investments in depository receipts. American Depository Receipts ("ADRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.


TEMPORARY DEFENSIVE POSITIONS. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.


FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1) Issue any senior securities, except as it may be permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;

(2)  Act as underwriter of securities issued by others;

(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts;

(4) Make loans (for purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan);

(5) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of one issuer, except the U.S. Government, its agencies or instrumentalities;

(6) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies or instrumentalities; or

(7) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

PORTFOLIO TURNOVER

Although the Fund's investment objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry, or individual company conditions or outlook, although it may only have held those securities for a short period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.

The Fund's portfolio turnover rate is set forth in the Prospectus in the table entitled "Financial Highlights." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to the volatility of economic and market conditions, and the Fund anticipates similar variations in the future.

MANAGEMENT OF THE FUND

The Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

The affiliations of the officers and Board members and their principal occupations for the past five years are shown below.


PETER O. BROWN (Age 60) -- Trustee
         30 Douglas Road, Rochester, NY; Counsel (formerly, Partner), Harter, Secrest & Emery; Trustee, TT International U.S.A. Master Trust and TT International U.S.A. Feeder Trust (mutual funds).

G. KENNETH HEEBNER (Age 60)* -- Trustee and Vice President
         Employee, CGM; formerly Vice President and Director, Loomis-Sayles and Company, Incorporated ("Loomis-Sayles").

ROBERT L. KEMP (Age 68)* -- Trustee and President
         Employee, CGM; formerly President and Director, Loomis-Sayles.

ROBERT B. KITTREDGE (Age 80) -- Trustee
         21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis-Sayles; formerly Trustee, New England Zenith Fund.

LAURENS MACLURE (Age 75) -- Trustee
         100 Pond Street, #26, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital; formerly Trustee, New England Zenith Fund; formerly Director Massachusetts Blue Cross/Blue Shield.

JAMES VAN DYKE QUEREAU, JR. (Age 52) -- Trustee
         59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; Director, Semper Trust Co.; formerly Institutional Managing Partner, Loomis-Sayles.

J. BAUR WHITTLESEY (Age 54) -- Trustee
         1521 Locust Street, Philadelphia, PA; Member, Ledgewood Law Firm, P.C.

KATHLEEN S. HAUGHTON (Age 40) -- Vice President
         Employee -- Vice President, Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

LESLIE A. LAKE (Age 56) -- Vice President and Secretary
         Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis-Sayles.

MARTHA I. MAGUIRE (Age 45) -- Vice President
         Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

MARY L. STONE (Age 56) -- Assistant Vice President
         Employee -- Assistant Vice President, Portfolio Transactions, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis-Sayles.

FRANK N. STRAUSS (Age 39) -- Treasurer
         Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

W. DUGAL THOMAS (Age 63) -- Vice President
         Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis-Sayles.


* Trustee deemed to be an "interested person" of the Fund, as defined by the 1940 Act.

Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment adviser. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110 or 222 Berkeley Street, Boston, Massachusetts 02116.


As of April 10, 2001, the trustees and officers of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.

The Fund pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Trustees and officers receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 2000:

-------------------------------------------------------------------------------------------------------------------------------
                                                                     PENSION OR                                COMPENSATION
                                                                     RETIREMENT                               FROM THE TRUSTS
                                                    AGGREGATE     BENEFITS ACCRUED      ESTIMATED ANNUAL     AND FUND COMPLEX
                                                  COMPENSATION     AS PART OF FUND       BENEFITS UPON       PAID TO TRUSTEES
NAME OF TRUSTEE                                    FROM TRUST         EXPENSES             RETIREMENT               (A)
-------------------------------------------------------------------------------------------------------------------------------
PETER O. BROWN                                       $28,226            None                  None                $37,000
-------------------------------------------------------------------------------------------------------------------------------
G. KENNETH HEEBNER                                    None              None                  None                 None
-------------------------------------------------------------------------------------------------------------------------------
ROBERT L. KEMP                                        None              None                  None                 None
-------------------------------------------------------------------------------------------------------------------------------
ROBERT B. KITTREDGE                                  $28,226            None                  None                $37,000
-------------------------------------------------------------------------------------------------------------------------------
LAURENS MACLURE                                      $28,226            None                  None                $37,000
-------------------------------------------------------------------------------------------------------------------------------
JAMES VAN DYKE QUEREAU, JR.                          $28,226            None                  None                $37,000
-------------------------------------------------------------------------------------------------------------------------------
J. BAUR WHITTLESEY                                   $28,226            None                  None                $37,000
-------------------------------------------------------------------------------------------------------------------------------


(a) The Fund Complex is comprised of two Trusts with a total of six funds.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

CGM serves as investment manager of the Fund under an advisory agreement approved by the shareholders of the Fund at a special meeting held on December 12, 1996 and effective as of December 13, 1996. CGM has served as investment manager of the Fund since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis-Sayles, whose Capital Growth Management Division was reorganized into CGM on that date. The Fund has been continuously managed since 1981 by G. Kenneth Heebner.


Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 0.90% of the first $500 million of the Fund's average daily net asset value, 0.80% of the next $500 million of such value and 0.75% of such value in excess of $1 billion. While this rate is higher than that paid by most other investment companies, it is comparable to the fees paid by many investment companies having investment objectives and policies similar to those of the Fund. For the fiscal years ended December 31, 1998, 1999 and 2000, the advisory fee paid to CGM in respect of services rendered to the Fund amounted to $8,746,758, $7,654,368 and $6,541,792, respectively.

The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing, registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.


CGM also acts as investment adviser to CGM Capital Development Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

CUSTODIAL ARRANGEMENTS


State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.


INDEPENDENT ACCOUNTANTS

The Fund's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

OTHER ARRANGEMENTS


Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial and related clerical services for which it is reimbursed by the Fund based on the cost of providing these services. For the services rendered to the Fund for the 1998, 1999 and 2000 fiscal years, CGM was reimbursed in the amounts of $84,000, $84,000 and $89,000, respectively.


CODES OF ETHICS


The Fund and CGM each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel of the Fund and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Fund. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund.


The Fund's Trustees (together with the Trustees of certain other CGM funds) have directed CGM to allocate a total of $104,249 of brokerage commissions from certain CGM funds (including the Fund) to Instanet (formerly know as Lipper Inc.) for the purpose of obtaining certain publications provided by Instanet (which provides information useful to the Trustees in reviewing the relationship between the Fund and CGM).

In 2000, brokerage transactions of the Fund aggregating $2,815,151,083 were allocated to brokers providing research services and $4,122,398 in commissions were paid on these transactions. During 1998, 1999 and 2000 the Fund paid total brokerage fees of approximately $6,491,280, $3,932,068 and $4,191,249, respectively. The variation in the Fund's brokerage commissions is substantially attributable to fluctuating portfolio activity.


DESCRIPTION OF THE TRUST

The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.


On March 31, 2001, there were 26,827,837 shares of the Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 7,079,145 shares -- about 26.4% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.

ADVERTISING AND PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

(2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

(3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


For the one, five and ten year periods ended December 31, 2000, the Fund's average annual total return was -11.6%, 9.0% and 12.2%, respectively. For the one, five, and ten year periods ended December 31, 2000, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was -11.6%, 54.2% and 214.9%, respectively.


In computing performance information for the Fund, no adjustment is made for a shareholder's tax liability on taxable dividends and capital gains distributions.

 PERFORMANCE COMPARISONS

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indexes for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.


The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.


The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


Lipper Inc. (formerly, Lipper Analytical Services, Inc.) is an independent service that provides research on over 60,000 mutual funds worldwide. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.


Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.


Value Line, Inc. ("Value Line"), is an independent mutual fund ranking service that reviews the performance of mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.


From time to time, programs and articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBC, CNN-fn, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager, in managing other mutual funds and private accounts, including ranking and rating information about such funds.

NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or (ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing a Service Options Form or the appropriate retirement plan distribution form.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the appropriate form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be canceled, such undeliverable or uncashed checks will be canceled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.


Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a capital gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Income Dividends, Capital Gains Distributions and Tax Status" below for certain information as to federal income taxes.


EXCHANGE PRIVILEGE


A shareholder may exchange shares of the Fund for shares of CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund, CGM Focus Fund, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may only be exchanged for if you were a shareholder on September 24, 1993, and have remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of CGM, and counsel to CGM Capital Development Fund and CGM. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.


Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided that a special authorization form is on file with the Trust, or (ii) a written exchange request or Service Options Form to CGM Shareholder Services. Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

AUTOMATIC INVESTMENT PLANS ("AIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

ADDRESS CHANGES

Shareholders can request that their address of record be changed either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change in address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."

Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

The procedures established by the Trust provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act, as amended (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934, as amended (the "1934 Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act, as amended [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the 1934 Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior three months. If the address of record has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

REDEEMING BY TELEPHONE

There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.

CHECK SENT TO THE ADDRESS OF RECORD

A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

PROCEEDS WIRED TO A PREDESIGNATED BANK

A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on a Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever a Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

ALL REDEMPTIONS

The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed or wired to you within five business days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within five business days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust can not verify collection of individual checks (or AIP investments) and may therefore automatically holds proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Capital Gains and Taxes", it is the policy of the Fund to pay quarterly, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be canceled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid by the Fund and received by the applicable shareholder on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


Shareholders of the Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Distributions paid by the Fund from ordinary income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. If the Fund receives dividend income from U.S. corporations (other than real estate investment trusts (REITs)), a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions that the Fund receives from a REIT, and dividends paid by the Fund from such distributions, will not qualify for this deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


Upon the sale or other disposition of Fund shares by a shareholder that holds such shares as capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations.


Gains derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount income as it accrues. All market discount bonds purchased subsequent to January 1, 2001 will be including the market discount income as it accrues.


Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.

A shareholder may be subject to backup withholding at the rate of 31% on taxable distributions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or
(b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed.

The Fund may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If the Fund does invest in passive foreign investment companies, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such passive foreign investment company in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign taxes, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.


As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. CGM Shareholder Services, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you may also receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "double category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.


Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.

FINANCIAL STATEMENTS


The financial statements for the year ended December 31, 2000, included in the Fund's Annual Report to Shareholders for the year ended December 31, 2000, are incorporated herein by reference.

                                   APPENDIX A
                                     RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. DEBT RATINGS -- TAXABLE DEBT & DEPOSITS GLOBALLY:

Aaa -- Bonds which are rated `Aaa' are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated `Ca' represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from `Aa' through `Caa.' The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa -- An issue which is rated `aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated `aa' is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a -- An issue which is rated `a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the `aaa' and `aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated `baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated `ba' is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated `b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated `caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated `ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES LONG-TERM ISSUE CREDIT
RATINGS:

AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated `CC' is currently highly vulnerable to nonpayment.


C -- An obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                 CGM REALTY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


May 1, 2001

This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM Realty Fund. This Statement is not a prospectus and should be read in conjunction with the CGM Realty Fund Prospectus dated May 1, 2001 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained without charge from CGM Trust, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117, or by calling 800-345-4048.

Certain financial information which is included in the Fund's Annual Report to shareholders dated December 31, 2000 is incorporated by reference into this Statement. A copy of the Annual Report accompanies this Statement.

RSAI01

                                TABLE OF CONTENTS

                                                                           Page
INTRODUCTION................................................................ 1
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS....................... 1
FUNDAMENTAL INVESTMENT RESTRICTIONS......................................... 7
PORTFOLIO TURNOVER.......................................................... 8

MANAGEMENT OF THE FUND...................................................... 8
INVESTMENT ADVISORY AND OTHER SERVICES..................................... 10
   Advisory Agreement...................................................... 10
   Custodial Arrangements.................................................. 12
   Independent Accountants................................................. 12
   Other Arrangements...................................................... 12
   Codes of Ethics......................................................... 12
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... 13
DESCRIPTION OF THE TRUST................................................... 14
   Shareholder Rights...................................................... 14
   Shareholder and Trustee Liability....................................... 16
ADVERTISING AND PERFORMANCE INFORMATION.................................... 16
   Calculation of Total Return............................................. 16
   Calculation of Yield.................................................... 17
   Performance Comparisons................................................. 18
NET ASSET VALUE AND PUBLIC OFFERING PRICE.................................. 19
HOW TO PURCHASE SHARES..................................................... 20
SHAREHOLDER SERVICES....................................................... 20
   Open Accounts........................................................... 20
   Systematic Withdrawal Plans ("SWP")..................................... 21
   Exchange Privilege...................................................... 22
   Automatic Investment Plans ("AIP")...................................... 23
   Retirement Plans........................................................ 23
   Address Changes......................................................... 24
REDEMPTIONS................................................................ 24
   Redeeming by Telephone.................................................. 25
   Check Sent to the Address of Record..................................... 25
   Proceeds Wired to a Predesignated Bank.................................. 25
   All Redemptions......................................................... 26
INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS............... 27
FINANCIAL STATEMENTS....................................................... 31

APPENDIX A -- RATINGS..................................................... A-1

INTRODUCTION

CGM Realty Fund (the "Fund") is registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company and is organized as a separate series of shares of CGM Trust (the "Trust"). The Trust was established as a Massachusetts business trust under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.

Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY THE FUND AND CERTAIN ASSOCIATED RISKS. SEE APPENDIX A FOR A DESCRIPTION OF CREDIT RATINGS.

REAL ESTATE COMPANIES. At least 65% of the Fund's total assets will be invested under normal conditions in equity securities of companies in the real estate industry. A company is considered in the real estate industry if construction, ownership, management, financing and sales of residential, commercial or industrial real estate accounts for not less than 50% of its gross revenues or net profits. Investments that the Fund makes in companies with significant real estate holdings (but not otherwise in the real estate industry) will be considered to be investments in the real estate industry for purposes of evaluating compliance with the Fund's investment restrictions. The Fund's total investment in companies possessing such significant real estate holdings within any particular industry will not exceed 25% of the market value of the Fund's total assets.


NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 25% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e. securities rated lower than Baa or baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services ("S&P"), or their equivalent as determined by the Investment Manager). The Fund may not invest in securities rated lower than Caa or caa by Moody's or CCC by S&P. Securities rated non-investment grade (lower than Baa or baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. High yield securities are subject to the following risks, in addition to those described in the Prospectus:


    o High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

    o High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

    o The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

    o It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

REPURCHASE AGREEMENTS. The Fund may invest up to 25% of its total assets in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and
(3) inability to enforce rights and the expenses involved in attempted enforcement.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other high quality liquid debt securities with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related securities and asset-backed securities. Mortgage-related securities are represented by pools of mortgage loans or loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association, and government-related organizations, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers, such as commercial banks, savings and loan institutions, financial corporations, mortgage bankers and private mortgage insurance companies. Asset-backed securities are pass-through securities backed by non-mortgage assets, including automobile loans, credit card receivables and consumer receivables. Although certain mortgage-related and asset-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, and the yield are not so secured. If the Fund purchases a mortgage-related or an asset-backed security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related or asset-backed security may decline when interest rates rise, the converse is not necessarily true, because in periods of declining interest rates the mortgages or assets underlying the security may be more likely to be prepaid. The possibility of prepayment may cause mortgage-backed securities to experience significantly greater price and yield volatility than traditional debt securities. A mortgage-related or asset-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages or assets and, therefore, it is not possible to predict accurately the security's return. Such prepayments may expose the Fund to a lower rate of return on reinvestment. To the extent that such mortgage-related securities are held by the Fund, the prepayment right of the mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-related securities held by the Fund may not appreciate as rapidly as the price of other debt securities.

FINITE-LIFE REITS. Although the Fund has the ability to invest in REITs without regard to the expected duration of the REIT, the Fund does not presently intend to invest in REITs with finite lives without amending the Trust's registration statement or supplying further information in the Prospectus or Statement concerning investments in finite-life REITs. Finite-life REITs may entail special risks, such as the risk that shareholders will elect to continue the REIT indefinitely or the risk that the REIT will liquidate and make distributions of capital returns at any time.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. These securities may include securities issued by certain REITs that are not publicly traded. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

FOREIGN SECURITIES. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

    o In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another. The Fund also may be affected by the conversion of the currency of several European countries to the "Euro" currency.

    o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

    o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

    o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

DEPOSITORY RECEIPTS. The Fund may invest in securities of non-U.S. issuers directly and through investments in depository receipts. American Depository Receipts ("ADRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.

FUTURES, OPTIONS, ETC. Although the Fund has the ability to invest in financial futures contracts and options thereon, to invest in puts, calls and warrants, to acquire securities of closed-end investment companies, to sell securities short against the box and to loan portfolio securities, the Fund has no current intention of doing so without amending the Trust's registration statement or supplying further information in the Prospectus or Statement concerning such activities.


TEMPORARY DEFENSIVE POSITIONS. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.


FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

(2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

(3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

(4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the real estate industry and in securities issued by the U.S. Government, its agencies and instrumentalities;

(5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

(6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

(7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies; or

(8) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in securities of any one issuer, except the U.S. Government, its agencies or instrumentalities.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

PORTFOLIO TURNOVER

The Fund's investment objective is above-average income and long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund's Investment Manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.

The Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights."

MANAGEMENT OF THE FUND

The Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

The affiliations of the officers and Board members and their principal occupations for the past five years are shown below.


PETER O. BROWN (Age 60) -- Trustee
         30 Douglas Road, Rochester, NY; Counsel (formerly, Partner), Harter, Secrest & Emery; Trustee, TT International U.S.A. Master Trust and TT International U.S.A. Feeder Trust (mutual funds).

G. KENNETH HEEBNER (Age 60)* -- Trustee and Vice President
         Employee, CGM; formerly Vice President and Director, Loomis-Sayles and Company, Incorporated ("Loomis-Sayles").

ROBERT L. KEMP (Age 68)* -- Trustee and President
         Employee, CGM; formerly President and Director, Loomis-Sayles.

ROBERT B. KITTREDGE (Age 80) -- Trustee
         21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis-Sayles; formerly Trustee, New England Zenith Fund.

LAURENS MACLURE (Age 75) -- Trustee
         100 Pond Street, #26, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital; formerly Trustee, New England Zenith Fund; formerly Director Massachusetts Blue Cross/Blue Shield.

JAMES VAN DYKE QUEREAU, JR. (Age 52) -- Trustee
         59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; Director, Semper Trust Co.; formerly Institutional Managing Partner, Loomis-Sayles.

J. BAUR WHITTLESEY (Age 54) -- Trustee
         1521 Locust Street, Philadelphia, PA; Member, Ledgewood Law Firm, P.C.

KATHLEEN S. HAUGHTON (Age 40) -- Vice President
         Employee -- Vice President, Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

LESLIE A. LAKE (Age 56) -- Vice President and Secretary
         Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis-Sayles.

MARTHA I. MAGUIRE (Age 45) -- Vice President
         Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

MARY L. STONE (Age 56) -- Assistant Vice President
         Employee -- Assistant Vice President, Portfolio Transactions, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis-Sayles.

FRANK N. STRAUSS (Age 39) -- Treasurer
         Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

W. DUGAL THOMAS (Age 63) -- Vice President
         Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis-Sayles.

* Trustee deemed to be an "interested person" of the Fund, as defined by the 1940 Act.

Each of the Trust's trustees is also a trustee of one or more other investment companies for which CGM acts as investment manager. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110 or 222 Berkeley Street, Boston, Massachusetts 02116.


As of April 10, 2001, the trustees and officers of the Fund owned beneficially approximately 2.0% of the outstanding shares of the Fund.

The Trust pays no compensation to its officers or to the trustees listed above who are interested persons of the Trust. Trustees and officers receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 2000:

----------------------------------------------------------------------------------------------------------------------
                                                          PENSION OR
                                                          RETIREMENT
                                                           BENEFITS        ESTIMATED
                                          AGGREGATE       ACCRUED AS         ANNUAL              COMPENSATION
NAME OF TRUSTEE                          COMPENSATION    PART OF FUND    BENEFITS UPON     FROM THE TRUSTS AND FUND
                                          FROM TRUST       EXPENSES        RETIREMENT    COMPLEX PAID TO TRUSTEES (A)
----------------------------------------------------------------------------------------------------------------------
PETER O. BROWN                             $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
G. KENNETH HEEBNER                           None            None             None                   None
----------------------------------------------------------------------------------------------------------------------
ROBERT L. KEMP                               None            None             None                   None
----------------------------------------------------------------------------------------------------------------------
ROBERT B. KITTREDGE                        $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
LAURENS MACLURE                            $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
JAMES VAN DYKE QUEREAU, JR.                $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
J. BAUR WHITTLESEY                         $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------


(a) The Fund Complex is comprised of two Trusts with a total of six funds.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT


CGM serves as investment manager of the Fund under an advisory agreement which became effective on August 30, 1996 upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company. Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 0.85% of the first $500 million of the Fund's average daily net asset value, and 0.75% of such value in excess of $500 million. For the fiscal years ended December 31, 1998, 1999 and 2000, the Fund paid advisory fees of $4,238,774, $3,339,116 and $3,831,060, respectively.

The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.


CGM also acts as investment adviser to CGM Capital Development Fund, CGM Focus Fund, CGM Mutual Fund, CGM Fixed Income Fund and CGM American Tax Free Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Trust also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

CUSTODIAL ARRANGEMENTS


State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.


INDEPENDENT ACCOUNTANTS

The Fund's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

OTHER ARRANGEMENTS


Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is entitled to be reimbursed by the Fund based on the cost of providing these services. For services rendered to the Fund for fiscal years 1998, 1999 and 2000, CGM was reimbursed $36,000, $38,000 and $42,500, respectively, by the Fund for such expenses.


CODES OF ETHICS


The Fund and CGM each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel of the Fund and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Fund. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund.


The Fund's Trustees (together with the Trustees of certain other CGM funds) have directed CGM to allocate a total of $104,249 of brokerage commissions from certain CGM funds to Instanet (formerly known as Lipper Inc.) for the purpose of obtaining certain publications provided by Instanet (which provides information useful to the Trustees in reviewing the relationship between the Fund and CGM).

In 2000, brokerage transactions of the Fund aggregating $733,748,572 were allocated to brokers providing research services and $1,912,780 in commissions were paid on these transactions. During 1998, 1999 and 2000, the Fund paid total brokerage fees of $2,704,957, $1,430,235 and $1,912,780, respectively.


DESCRIPTION OF THE TRUST

The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Trust and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.


On March 31, 2001, there were 34,103,961 shares of the Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 2,917,279 shares -- about 8.6% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.

ADVERTISING AND PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

(2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

(3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


For the one-year and five-year periods ended December 31, 2000, and for the period from inception (May 13, 1994) through December 31, 2000, the average annual total return of the Fund was 29.2%, 13.8% and 13.3.%, respectively. For the one-year and five-year periods ended December 31, 2000 and for the period from inception (May 13, 1994) through December 31, 2000, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 29.2%, 90.8% and 129.0%, respectively. If CGM had not agreed to the fee limitations and expense provisions described above, the Fund's total return for the five-year period and from inception through December 31, 2000 would have been lower.


In computing performance information for the Fund, no adjustment is made for a shareholder's tax liability on taxable dividends and capital gains distributions.

CALCULATION OF YIELD

The Fund may use yield information in advertisements or written sales material. The Fund's yield is based on a recent 30 day period, and is determined in accordance with the SEC's standardized formula by:

(1) calculating the aggregate dividends and adjusted interest earned during that period, net of recurring expenses accrued for the period; and

(2) dividing that amount by the product of (A) the average daily number of shares outstanding during the period and (B) the maximum offering price per share on the last day of the period (less any earned income expected to be declared as a dividend shortly thereafter).


The result is annualized, assuming a quarterly compounding, to determine the Fund's yield. Interest earned during the period will be adjusted to reflect amortization of any premium or discount from par on the Fund's fixed income securities (other than obligations backed by mortgages or other assets), using the market value for these securities on the last day of the period, or, for securities purchased during the period, using actual cost. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. The Fund's 30-day yield as of December 31, 2000, was 5.55%.


PERFORMANCE COMPARISONS

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indexes for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.


The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.


The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


Lipper Inc. (formerly, Lipper Analytical Services, Inc.) is an independent service that provides research on over 60,000 mutual funds worldwide. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.


Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.


Value Line, Inc. ("Value Line"), is an independent mutual fund ranking service that reviews the performance of mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.


The Fund may compare its total return or yield or both to that of the National Association of Real Estate Investment Trusts' (NAREIT) Equity REIT Index.

From time to time, programs and articles about the Fund regarding performance, rankings and other characteristics of the Fund, information about persons responsible for its portfolio management, and information about the characteristics and performance of the real estate industry, REITs and mutual funds that invest in real estate securities may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBC, CNN-fn, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager, in managing other mutual funds and private accounts, including ranking and rating information about such funds.

NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or (ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing a Service Options Form or the appropriate retirement plan distribution form.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the appropriate form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.


Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a capital gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Income Dividends, Capital Gains Distributions and Tax Status" below for certain information as to federal income taxes.


EXCHANGE PRIVILEGE


A shareholder may exchange shares of the Fund for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Focus Fund, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may be exchanged for only if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of CGM and counsel to CGM Capital Development Fund and CGM. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.


Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request or Service Options Form to CGM Shareholder Services. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

AUTOMATIC INVESTMENT PLANS ("AIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

ADDRESS CHANGES

Shareholders can request that their address of record be changed either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."

Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

The procedures provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act, as amended (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934, as amended (the "1934 Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act, as amended [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the 1934 Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior three months. If the address of record has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

REDEEMING BY TELEPHONE

There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.

CHECK SENT TO THE ADDRESS OF RECORD

A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

PROCEEDS WIRED TO A PREDESIGNATED BANK

A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on a Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever a Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

ALL REDEMPTIONS

The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed or wired to you within five business days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within five business days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the board of trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS


As described in the Prospectus under "Dividends, Capital Gains and Taxes", it is the policy of the Fund to pay quarterly, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.


Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax or excise on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid by the Fund and received by the applicable shareholder on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Shareholders of the Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Distributions paid by the Fund from ordinary income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. If the Fund receives dividend income from U.S. corporations (other than REITs), a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions that the Fund receives from a REIT, and dividends paid by the Fund from such distributions, will not qualify for this deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


Upon the sale or other disposition of Fund shares by a shareholder that holds such shares as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations.


Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.

A shareholder may be subject to backup withholding at the rate of 31% on taxable distributions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or
(b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed.

The Fund may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal incomes tax purposes. If the Fund does invest in passive foreign investment companies, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such passive foreign investment company in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign taxes, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.


As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. CGM Shareholder Services, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you may also receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "double category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.


Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.

FINANCIAL STATEMENTS


The financial statements for the year ended December 31, 2000, included in the Fund's Annual Report to shareholders for the year ended December 31, 2000, are incorporated herein by reference.

                                   APPENDIX A
                                     RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. DEBT RATINGS -- TAXABLE DEBT & DEPOSITS GLOBALLY:

Aaa -- Bonds which are rated `Aaa' are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from `Aa' through `Caa.' The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa -- An issue which is rated `aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated `aa' is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a -- An issue which is rated `a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the `aaa' and `aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated `baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated `ba' is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated `b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated `caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES LONG-TERM ISSUE CREDIT
RATINGS:


AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                           CGM AMERICAN TAX FREE FUND
                              CGM FIXED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION


May 1, 2001

This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM American Tax Free Fund and CGM Fixed Income Fund. This Statement is not a prospectus and should be read in conjunction with the Funds' Prospectus dated May 1, 2001 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained by writing to: CGM Trust, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117, or by calling 800-345-4048.


CGM AMERICAN TAX FREE FUND IS NOT AN APPROPRIATE INVESTMENT FOR RETIREMENT PLAN AND SIMILAR ACCOUNTS.


Certain financial information which is included in each Fund's Annual Report to shareholders dated December 31, 2000 is incorporated by reference into this Statement. A copy of each Fund's Annual Report accompanies this Statement.

AFSAI01

                                TABLE OF CONTENTS
                                                                         Page

INTRODUCTION...............................................................  1
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS......................  1
         CGM American Tax Free Fund........................................  1
         CGM Fixed Income Fund.............................................  3
         Information Applicable to Both Funds..............................  7

FUNDAMENTAL INVESTMENT RESTRICTIONS........................................  9
PORTFOLIO TURNOVER........................................................  11
MANAGEMENT OF THE FUNDS...................................................  11
INVESTMENT ADVISORY AND OTHER SERVICES....................................  14
         Advisory Agreements..............................................  14
         Custodial Arrangements...........................................  15
         Independent Accountants..........................................  16
         Other Arrangements...............................................  16
         Codes of Ethics..................................................  16
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  17
DESCRIPTION OF THE TRUST..................................................  18
         Shareholder Rights...............................................  18
         Shareholder and Trustee Liability................................  19
ADVERTISING AND PERFORMANCE INFORMATION...................................  20
         Calculation of Total Return......................................  20
         Calculation of Yield.............................................  21
         Performance Comparisons..........................................  22
NET ASSET VALUE AND PUBLIC OFFERING PRICE.................................  24
HOW TO PURCHASE SHARES....................................................  25
SHAREHOLDER SERVICES......................................................  25
         Open Accounts....................................................  25
         Systematic Withdrawal Plans ("SWP")..............................  26
         Exchange Privilege...............................................  27
         Automatic Investment Plans ("AIP")...............................  27
         Retirement Plans.................................................  28
         Address Changes..................................................  29
REDEMPTIONS...............................................................  29
         Redeeming by Telephone...........................................  29
         Check Sent to the Address of Record..............................  30
         Proceeds Wired to a Predesignated Bank...........................  30
         All Redemptions..................................................  30
INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS..............  31
FINANCIAL STATEMENTS......................................................  37

APPENDIX A --RATINGS...................................................... A-1
APPENDIX B --TAXABLE EQUIVALENT YIELD TABLE............................... B-1

INTRODUCTION

CGM American Tax Free Fund and CGM Fixed Income Fund (each, a "Fund", and, collectively, the "Funds") are each organized as open-end, diversified separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990 the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.

Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY EACH FUND AND CERTAIN ASSOCIATED RISKS. SEE APPENDIX A FOR A DESCRIPTION OF CREDIT RATINGS.

CGM AMERICAN TAX FREE FUND

TAX-EXEMPT SECURITIES. Tax-exempt securities are debt obligations issued by states (including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, or by multistate agencies or authorities to obtain funds for various public purposes, including projects to construct or rebuild schools, hospitals, roads, utilities and transportation systems throughout the United States. These securities are commonly classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Some revenue bonds are structured as municipal lease obligations or equipment purchase contracts. Industrial development bonds are revenue bonds that generally do not carry a pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Tax-exempt securities may bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the security's interest rate will change directly or inversely relative to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and a minimum. Certain tax-exempt securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold independently.

MUNICIPAL LEASE OBLIGATIONS. CGM American Tax Free Fund may invest in lease obligations or installment purchase contract obligations, which are instruments supported by lease payments, made by a municipality ("municipal lease obligations"). Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing and the market for such obligations is still developing and is less liquid than other markets for tax-exempt securities. Municipal lease obligations may be determined to be liquid (for purposes of complying with the Fund's investment restrictions) in accordance with procedures adopted by the Board of Trustees.

PUT BONDS. CGM American Tax Free Fund may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

FLOATING AND VARIABLE-RATE SECURITIES. CGM American Tax Free Fund may purchase floating and variable-rate notes and bonds, which are tax-exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these obligations fluctuate from time to time. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other support arrangements will not adversely affect the tax-exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. The Investment Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable-rate demand obligations in the Fund's portfolio.

CGM FIXED INCOME FUND

FOREIGN SECURITIES. CGM Fixed Income Fund may invest up to 20% of its net assets at the time of purchase in debt securities and preferred stocks issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund, including the Fund's policies regarding credit quality. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

    o In addition to the risks associated with such investments as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another. The Fund also may be affected by the conversion of the currency of several European countries to the "Euro" currency.

    o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

    o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

    o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

BORROWINGS. At any time that CGM Fixed Income Fund's borrowings (including obligations under reverse repurchase agreements) exceed 5% of the value of its total assets, the Fund will not purchase or acquire any additional investment securities. Although CGM Fixed Income Fund is permitted to borrow amounts (including obligations under reverse repurchase agreements) aggregating up to 33.3% of the value of its total assets, the Fund does not intend to borrow for purposes of leveraging its portfolio. Under ordinary circumstances, the Fund will borrow only for temporary purposes in amounts not to exceed 5% of the value of its total assets.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. CGM Fixed Income Fund may invest in mortgage-related securities and asset-backed securities. Mortgage-related securities are represented by pools of mortgage loans or loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association, and government-related organizations, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers, such as commercial banks, savings and loan institutions, financial corporations, mortgage bankers and private mortgage insurance companies. Asset-backed securities are pass-through securities backed by non-mortgage assets, including automobile loans, credit card receivables and consumer receivables. Although certain mortgage-related and asset-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, and the yield are not so secured. If the Fund purchases a mortgage-related or an asset-backed security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related or asset-backed security may decline when interest rates rise, the converse is not necessarily true, because in periods of declining interest rates the mortgages or assets underlying the security may be more likely to be prepaid. The possibility of prepayment may cause mortgage-backed securities to experience significantly greater price and yield volatility than traditional debt securities. A mortgage-related or asset-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages or assets and, therefore, it is not possible to predict accurately the security's return. Such prepayments may expose CGM Fixed Income Fund to a lower rate of return on reinvestment. To the extent that such mortgage-related securities are held by the Fund, the prepayment right of the mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-related securities held by the Fund may not appreciate as rapidly as the price of other debt securities.

STRIPPED MORTGAGE-RELATED SECURITIES. CGM Fixed Income Fund may also invest in stripped mortgage-related securities often referred to as IO (interest-only) and PO (principal-only) securities. IO and PO securities are formed by separating the principal and interest payments of a mortgage-related security to create two or more classes of securities with different characteristics than the underlying security. IOs receive all of the coupon interest from mortgage-related securities and can be high yielding securities, while POs receive all of the principal payments from mortgage-related securities and are seldom high yielding securities. IOs and POs are extremely sensitive to changes in both interest rates and prepayment rates.

Because an IO receives only the interest payments of an underlying mortgage-related security, an increase in prepayments (due to lower interest rates) will result in less interest being paid to the IO investor. The decrease in interest payments will cause the value of the IO to decline as most other bonds increase in value. A decline in prepayments (due to higher interest rates), however, will result in increased interest being paid to the IO investor. The increase in interest payments will generally result in a higher value for the IO security. PO securities, on the other hand, are zero coupon securities, as they receive no interest, but do receive all principal payments of an underlying mortgage-related security. The value of these securities will increase as prepayments increase, particularly if interest rates are declining. Like zero coupon securities, PO securities are extremely volatile securities, which increase in value as interest rates decline and/or prepayments increase and decline when rates increase and/or prepayments decline.

IO and PO securities that are issued by the U.S. Government or its agencies and instrumentalities and are backed by fixed-rate mortgages may be treated as liquid for purposes of investment restrictions applicable to investments in illiquid securities, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. All other IO and PO securities will be treated as illiquid for purposes of applicable investment restrictions.

DEFERRED INTEREST, ZERO COUPON AND PAYMENT-IN-KIND SECURITIES. There may be special tax considerations associated with investing in securities structured as deferred interest, zero coupon or payment-in-kind securities. CGM Fixed Income Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities. Thus, to meet cash distribution obligations, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to shareholders as ordinary income.

In the case of securities structured as deferred interest, zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

ILLIQUID SECURITIES. CGM Fixed Income Fund may invest up to 10% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A, and IO and PO securities issued by the U.S. Government and its agencies and instrumentalities and backed by fixed-rate mortgages, may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

CONVERTIBLE SECURITIES. CGM Fixed Income Fund may invest in convertible securities. Convertible securities are securities, such as bonds, notes, debentures or preferred stocks, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing an income stream (generally higher in yield than the income from a common stock but lower than that of a non-convertible debt security), a convertible security may also afford an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock. However, investors ordinarily pay a premium to obtain such conversion feature.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income or variable-rate security) or its "conversion value" (i.e., the value of the underlying security if the security is converted). To the extent that a convertible security is a fixed-income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying security, often common stock. Thus, the price of a convertible security generally increases as the market value of the underlying security increases, and generally decreases as the market value of the underlying security declines.

INFORMATION APPLICABLE TO BOTH FUNDS


NON-INVESTMENT GRADE SECURITIES. Each Fund may invest a portion of its assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e. securities rated lower than Baa or baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Services, or their equivalent as determined by the Investment Manager). These securities are sometimes referred to as "high yield" or "junk" bonds. High yield securities are subject to the following risks, in addition to those described in the
Prospectus:


    o High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

    o High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

    o The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

    o It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

REPURCHASE AGREEMENTS. Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and
(3) inability to enforce rights and the expenses involved in attempted enforcement.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other high quality liquid debt securities with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.

WHEN-ISSUED SECURITIES. Each Fund may purchase some debt securities on a "when-issued" basis, which means that it may be as long as 60 days after purchase before the securities are delivered to the Fund. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. A Fund does not pay for when-issued securities or start earning interest on them until the contractual settlement date. At the time of settlement, the market value of the security may be more or less than the purchase price. A segregated account of a Fund consisting of cash, cash equivalents, U.S. Government Securities or other high quality liquid debt securities at least equal at all times to the amount of when-issued securities held by the Fund will be established and maintained at the Fund's custodian bank.

FINANCIAL FUTURES CONTRACTS. Each Fund has the ability to invest in financial futures contracts and options thereon, to acquire securities of closed-end investment companies, to sell securities short against the box, to purchase publicly traded securities issued by real estate investment trusts and to loan portfolio securities. The Funds have no current intention of doing so without amending the Trust's registration statement or supplying further information in the Prospectus or Statement concerning such activities.


TEMPORARY DEFENSIVE POSITIONS. Each Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, each Fund may hold a substantial portion of its assets in cash or high quality fixed-income securities and may not be pursuing its investment objective.


FUNDAMENTAL INVESTMENT RESTRICTIONS

Neither Fund may:

(1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

(2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

(3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

(4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in securities issued by the U.S. Government, its agencies and instrumentalities;

(5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

(6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

(7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies; or

(8) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of one issuer or invest more than 5% of the value of its total assets in securities of any one issuer, except the U.S. Government, its agencies or instrumentalities.

In addition, as a fundamental policy, under normal market conditions, CGM American Tax Free Fund will invest at least 80% of its net assets in securities, the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individuals.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of each Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

PORTFOLIO TURNOVER

Although neither Fund purchases securities with the intention of engaging in short-term trading, each Fund frequently sells securities to respond to changes in market, industry, or individual company conditions or outlook, although the Fund may only have held those securities for a short period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.


Each Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights."


MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees (the "Board") is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

The affiliations of the officers and Board members and their principal occupations for the past five years are shown below.


PETER O. BROWN (Age 60) -- Trustee
         30 Douglas Road, Rochester, NY; Counsel (formerly, Partner), Harter, Secrest & Emery; Trustee, TT International U.S.A. Master Trust and TT International U.S.A. Feeder Trust (mutual funds).

G. KENNETH HEEBNER (Age 60)* -- Trustee and Vice President
         Employee, CGM; formerly Vice President and Director, Loomis-Sayles and Company, Incorporated ("Loomis-Sayles").

ROBERT L. KEMP (Age 68)* -- Trustee and President
         Employee, CGM; formerly President and Director, Loomis-Sayles.

ROBERT B. KITTREDGE (Age 80) -- Trustee
         21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis-Sayles; formerly Trustee, New England Zenith Fund.

LAURENS MACLURE (Age 75) -- Trustee
         100 Pond Street, #26, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital; formerly Trustee, New England Zenith Fund; formerly Director Massachusetts Blue Cross/Blue Shield.

JAMES VAN DYKE QUEREAU, JR. (Age 52) -- Trustee
         59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; Director, Semper Trust Co.; formerly Institutional Managing Partner, Loomis-Sayles.

J. BAUR WHITTLESEY (Age 54) -- Trustee
         1521 Locust Street, Philadelphia, PA; Member, Ledgewood Law Firm, P.C.

KATHLEEN S. HAUGHTON (Age 40) -- Vice President
         Employee -- Vice President, Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

LESLIE A. LAKE (Age 56) -- Vice President and Secretary
         Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis-Sayles.

MARTHA I. MAGUIRE (Age 45) -- Vice President
         Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

JANICE H. SAUL (Age 45) Vice President
         Employee -- Portfolio Manager, CGM; formerly Senior Portfolio Manager, Loomis Sayles.

MARY L. STONE (Age 56) -- Assistant Vice President
         Employee -- Assistant Vice President, Portfolio Transactions, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis-Sayles.

FRANK N. STRAUSS (Age 39) -- Treasurer
         Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

W. DUGAL THOMAS (Age 63) -- Vice President
         Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis-Sayles.

* Trustees deemed "interested persons" of the Funds, as defined under the 1940 Act.

Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment manager. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110 or 222 Berkeley Street, Boston, Massachusetts 02116.


As of April 10, 2001, the trustees and officers owned beneficially approximately 7% of the outstanding shares of CGM American Tax Free Fund and approximately 1.4% of the outstanding shares of CGM Fixed Income Fund.

The Funds pay no compensation to their officers or to the trustees listed above who are interested persons of the Funds. Trustees and officers of the Funds receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 2000:

----------------------------------------------------------------------------------------------------------------------
                                                          PENSION OR
                                                          RETIREMENT
                                                           BENEFITS        ESTIMATED
                                          AGGREGATE       ACCRUED AS         ANNUAL              COMPENSATION
NAME OF TRUSTEE                          COMPENSATION    PART OF FUND    BENEFITS UPON     FROM THE TRUSTS AND FUND
                                          FROM TRUST       EXPENSES        RETIREMENT    COMPLEX PAID TO TRUSTEES (A)
----------------------------------------------------------------------------------------------------------------------
PETER O. BROWN                             $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
G. KENNETH HEEBNER                           None            None             None                   None
----------------------------------------------------------------------------------------------------------------------
ROBERT L. KEMP                               None            None             None                   None
----------------------------------------------------------------------------------------------------------------------
ROBERT B. KITTREDGE                        $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
LAURENS MACLURE                            $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
JAMES VAN DYKE QUEREAU, JR.                $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
J. BAUR WHITTLESEY                         $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------


(a) The Fund Complex is comprised of two Trusts with a total of six funds.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENTS

CGM serves as investment manager of CGM American Tax Free Fund under an advisory agreement which became effective on August 30, 1996 upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company. CGM serves as investment manager of CGM Fixed Income Fund under an advisory agreement approved by the shareholders of CGM Fixed Income Fund at a special meeting held on December 12, 1996 and effective as of December 13, 1996. Under each advisory agreement, CGM manages the investment and reinvestment of assets of the Funds and generally administers their affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Funds and certain administrative services. For these services, CGM American Tax Free Fund compensates CGM at the annual percentage rate of 0.60% of the first $500 million of the Fund's average daily net asset value, 0.55% of the next $500 million of such value and 0.45% of such value in excess of $1 billion, and CGM Fixed Income Fund compensates CGM at the annual percentage rate of 0.65% of the first $200 million of the Fund's average daily net asset value, 0.55% of the next $300 million of such value and 0.40% of such value in excess of $500 million.


CGM has voluntarily agreed, until December 31, 2001, and thereafter until further notice to CGM American Tax Free Fund, to waive its management fees and bear all of the expenses of the Fund. For the fiscal years ended December 31, 1998, 1999 and 2000, the investment advisory fees that would have been payable to CGM in respect of services rendered to CGM American Tax Free Fund amounted to $93,642, $102,070 and $89,985, respectively. As a result of such waiver, the fund paid no investment advisory fees to CGM during these periods.

With respect to CGM Fixed Income Fund, CGM has voluntarily agreed, until December 31, 2001, to waive a portion of its management fee and, if necessary, bear certain expenses associated with operating CGM Fixed Income Fund, in order to limit CGM Fixed Income Fund's operating expenses to an annual rate of 0.85% of its average net assets. CGM has also agreed to obtain approval of the Board of Trustees of CGM Fixed Income Fund prior to any modification of this commitment thereafter. For the fiscal years ended December 31, 1998, 1999 and 2000, the investment advisory fees that would have been payable to CGM in respect of services rendered to CGM Fixed Income Fund amounted to $249,622, $206,247 and $175,123, respectively. As a result of such waiver, the Fund paid $90,597 in investment advisory fees to CGM for the fiscal year ended December 31, 1998, $30,134 for the fiscal year ended December 31, 1999 and $39,609 for the fiscal year ended December 31, 2000.

Each Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.


CGM also acts as investment adviser to CGM Capital Development Fund, CGM Mutual Fund, CGM Realty Fund, CGM Focus Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Funds also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that each Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

CUSTODIAL ARRANGEMENTS


State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Funds' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of each Fund and calculates the total net asset value, total net income, and net asset value per share of each Fund on each business day.


INDEPENDENT ACCOUNTANTS

Each Fund's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of each Fund's financial statements, assists in the preparation of each Fund's federal and state income tax returns and consults with each Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

OTHER ARRANGEMENTS


Certain office space, facilities, equipment and administrative services for each Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping, and related clerical services for which it is entitled to be reimbursed by each Fund based on the cost of providing these services. As a result of the expense provisions described above, CGM received no reimbursement from CGM American Tax Free Fund for any of such costs in 1998, 1999 and 2000. For such services rendered to CGM Fixed Income Fund for fiscal years 1998, 1999 and 2000, CGM was reimbursed $9,000, $8,000 and $8,000, respectively.


CODES OF ETHICS


Each of the Funds and CGM have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel of each Fund and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Funds. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for each Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Funds.


The Funds' Trustees (together with the Trustees of certain other CGM funds) have directed CGM to allocate a total of $104,249 of brokerage commissions from certain CGM funds to Instanet (formerly known as Lipper Inc.) for the purpose of obtaining certain publications provided by Instanet (which provides information useful to the Trustees in reviewing the relationship between the Funds and CGM).


CGM American Tax Free Fund pays no brokerage commissions, as such. The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price of a tax-exempt security may reflect a dealer's mark-up or mark-down, such mark-up or mark-down is not considered to be a commission. In addition, some securities may be purchased directly from issuers.


In 2000 brokerage transactions of the CGM Fixed Income Fund aggregating $3,827,119 were allocated to brokers providing research services and $9,414 in commissions were paid on these transactions. During 2000 the Fund paid total brokerage fees of $9,414. In 1998 and 1999, CGM Fixed Income Fund paid no brokerage commissions.


DESCRIPTION OF THE TRUST

The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolios described in the Prospectus and in this Statement are represented by shares of each Fund. Each share of a Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Funds do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of each Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Trust and the termination of the applicable Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and
(ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of one Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting a particular Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the applicable Fund.


On March 31, 2001, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 778,854 shares of CGM Fixed Income Fund out of 2,674,337 shares outstanding -- about 29.1% of the total. In almost all cases, State Street Bank does not have the power to vote or dispose of the shares except at the direction of the beneficial owner.


SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the particular Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons dealing with a particular Fund must look only to the assets of that Fund for the enforcement of any claims against that Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of that Fund.

ADVERTISING AND PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

Each Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by each Fund includes three steps:

(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

(2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

(3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


For the one and five year periods ended December 31, 2000, and for the period from inception (November 10, 1993) through December 31, 2000, CGM American Tax Free Fund's average annual total return was 11.4%, 4.7% and 4.9%, respectively. For the one and five year periods ended December 31, 2000, and for the period from inception (November 10, 1993) through December 31, 2000, the total return on a hypothetical $1,000 investment in CGM American Tax Free Fund was 11.4%, 26.0% and 40.4%, respectively. If CGM were not waiving its fee and was receiving reimbursement from CGM American Tax Free Fund for its expenses, that Fund's total return for those periods would have been lower.

For the one and five year periods ended December 31, 2000, and for the period from inception (March 17, 1992) through December 31, 2000, the average annual total return of CGM Fixed Income Fund was 8.1%, 5.6% and 8.2%, respectively. For the one and five year periods ended December 31, 2000, and for the period from inception (March 17, 1992) through December 31, 2000, the total return on a hypothetical $1,000 investment in CGM Fixed Income Fund was 8.1%, 31.6% and 100.0%, respectively. If CGM were not limiting CGM Fixed Income Fund's expenses to 0.85% of its average net assets, the annual total return and total return on a hypothetical $1,000 investment for those periods would have been lower.


In computing performance information for the Funds, no adjustment has been made for a shareholder's tax liability on taxable dividends and capital gains distributions.

CALCULATION OF YIELD

Each Fund may include yield information in advertisements or written sales material. Each Fund's yield is based on a recent 30 day period, and is determined in accordance with the SEC's standardized formula by:

(1) calculating the aggregate dividends and adjusted interest earned during that period, net of recurring expenses accrued for the period; and

(2) dividing that amount by the product of (A) the average daily number of shares outstanding during the period and (B) the maximum offering price per share on the last day of the period (less any earned income expected to be declared as a dividend shortly thereafter).

The result is annualized, assuming a quarterly compounding, to determine the Fund's yield. Interest earned during the period will be adjusted to reflect amortization of any premium or discount from par on the Fund's fixed income securities (other than obligations backed by mortgages or other assets), using the market value for these securities on the last day of the period, or, for securities purchased during the period, using actual cost. Each Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund.

CGM American Tax Free Fund may also utilize tax equivalent yields with adjustments for assumed income tax rates. Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield calculated as described above. See Appendix B for illustrations of this yield.


The 30-day yields of CGM American Tax Free Fund and CGM Fixed Income Fund for the period ended December 31, 2000, were 5.90% and 8.96%, respectively.


PERFORMANCE COMPARISONS

Total return may be used to compare the performance of the Funds against certain widely acknowledged standards or indexes for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.


The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.


The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


Lipper Inc. (formerly, Lipper Analytical Services, Inc.) is an independent service that provides research on over 60,000 mutual funds worldwide. From time to time, the Funds may include their respective rankings among mutual funds tracked by Lipper in advertisements or sales literature.


Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Funds may include their respective rankings among mutual funds tracked by Morningstar in advertisements or sales literature.


Value Line, Inc. ("Value Line"), is an independent mutual fund ranking service that reviews the performance of mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Funds may include ranking information provided by Value Line in advertisements and sales literature.

The CGM American Tax Free Fund may compare its total return or yield or both to that of the Lehman Municipal Bond Index, a widely recognized unmanaged index of municipal bonds. The CGM Fixed Income Fund may compare its total return or yield or both to that of the Merrill Lynch Master Bond Index, a widely recognized index of bonds.


The Funds may also compare their respective total return or yield or both to that of money market funds and other investments, such as certificates of deposit and may refer to standard measures of performance for such investments, including information published by the Bank Rate Monitor and the Federal Reserve System. Investors should note that, although the Funds may experience better returns and higher yields than money market funds and other investments, they do not seek to maintain stable net asset values. Thus, particularly during periods of rising interest rates, the per share net asset value of each Fund may decrease while the principal value of such other investments will not change. Each Fund may invest in securities of varying qualities, although 75% of CGM American Tax Free Fund's portfolio and 65% of CGM Fixed Income Fund's portfolio will consist of investment grade securities. In addition, unlike certificates of deposit, shares of the Funds are not insured by the FDIC or any other entity.

Bank Rate Monitor is an independent financial service that generates indexes of bank products, including an index of stated rates for certificates of deposit and bank money market accounts in the ten largest metropolitan areas in the U.S. The Federal Reserve System publishes data about the U.S. banking system. Average rates for certificates of deposit traded in the secondary market are published by the Board of Governors of the Federal Reserve System in Selected Interest Rates.

From time to time, programs and articles about a particular Fund's performance, rankings and other characteristics, and information about persons responsible for the Fund's portfolio management may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBC, CNN-fn, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Funds. References to, or reprints of, or quotations from, such articles may be used in the Funds' promotional literature. Each Fund may also include in its advertising and sales literature information concerning the experience of the Fund's portfolio manager(s) in managing other mutual funds and private accounts, including ranking and rating information about such funds.

NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of each Fund is determined by dividing the particular Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or (ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectus under "How to Purchase Shares."

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in a Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing a Service Options Form or the appropriate retirement plan distribution form.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the appropriate form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange. If withdrawal checks are returned to the Funds as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Funds at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.


Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a capital gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gains Distributions and Tax Status" below for certain information as to federal income taxes.


EXCHANGE PRIVILEGE


A shareholder may exchange shares of CGM American Tax Free Fund or CGM Fixed Income Fund for shares of CGM Mutual Fund, CGM Realty Fund, CGM Focus Fund, CGM Fixed Income Fund or CGM American Tax Free Fund (as applicable), CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may be exchanged for only if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of CGM, and counsel to CGM Capital Development Fund and CGM. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in a particular Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.


Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request or Service Options Form to CGM Shareholder Services. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

AUTOMATIC INVESTMENT PLANS ("AIP")

Once initial investment minimums have been satisfied with respect to a particular Fund (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP, the applicable Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. A Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. A Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of CGM Fixed Income Fund.

CGM American Tax Free Fund is not an appropriate investment for Traditional or Roth IRA accounts, SEP-IRA accounts, 403(b)(7) custodial accounts, qualified profit sharing plans, or qualified money purchase plans.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

ADDRESS CHANGES

Shareholders can request that their address of record be changed either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change in address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."

Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution, in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

The procedures established by the Trust provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act, as amended (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934, as amended (the "1934 Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act, as amended [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the 1934 Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior three months. If the address of record has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

REDEEMING BY TELEPHONE

There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.

CHECK SENT TO THE ADDRESS OF RECORD

A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the applicable Fund at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

PROCEEDS WIRED TO A PREDESIGNATED BANK

A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on a Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever a Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

ALL REDEMPTIONS

The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed or wired to you within five business days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within five business days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, CGM American Tax Free Fund and CGM Fixed Income Fund have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the particular Fund at the beginning of such period.

A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS


As described in the Prospectus under "Dividends, Capital Gains and Taxes", it is the policy of each Fund to declare and pay monthly substantially all net investment income in the form of dividends and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.


Income dividends and capital gain distributions are payable in full and fractional shares of each Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the same Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the same Fund at the per share net asset value determined as of the date of cancellation of such checks.

Each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (including, in the case of CGM American Tax Free Fund, the amount of distributions made as a percentage of both the Fund's overall income and its tax-exempt income), and the composition of the Fund's portfolio assets.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income or excise tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund failed to qualify as a "regulated investment company" in any year, that Fund would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid by the Fund and received by the applicable shareholder on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.


As long as a Fund qualifies as a "regulated investment company" under the Code, that Fund will not be required to pay Massachusetts income or excise taxes.


Except in the case of exempt-interest dividends distributed by the CGM American Tax Free Fund (discussed below), shareholders of a Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from that Fund. Distributions paid by a Fund from ordinary income (including dividends and certain interest) and net short-term gains, will be taxable to shareholders as ordinary income for federal income tax purposes. If the CGM Fixed Income Fund receives dividend income from U.S. corporations (other than real estate investment trusts (REITs)), a portion of the dividends paid by that Fund may be eligible for the corporate dividends-received deduction if the recipient otherwise qualifies for that deduction with respect to its holding of shares of that Fund. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions that the Fund receives from a REIT, and dividends paid by the Fund from such distributions, will not qualify for this deduction. No portion of the dividends paid by the CGM American Tax Free Fund is expected to qualify for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by a Fund as capital gains distributions are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in a Fund. To the extent that a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares. Taxable dividends and capital gains are taxable to shareholders of a Fund in the same manner whether received in cash or reinvested in additional Fund shares.


CGM American Tax Free Fund anticipates that a substantial portion of the distributions that it makes will be exempt-interest dividends. Distributions designated by the Fund as exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that is required to be included in their gross income. The exemption of certain dividends from federal income tax does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Shareholders should consult their own tax advisers about the status of dividends and distributions of CGM American Tax Free Fund in their own states and localities.

If a shareholder of CGM American Tax Free Fund receives an exempt-interest dividend with respect to any share and redeems or exchanges such share before holding it for more than six months, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend.

CGM American Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, although generally excludable from gross income for federal income tax purposes, may be subject to the federal alternative minimum tax ("AMT"). AMT is imposed on taxpayers who utilized to a significant degree certain tax deductions and exclusions (known as "items of tax preference"). Interest from private activity bonds is an item of tax preference that is included with items of income from certain other sources in calculating if a taxpayer is subject to AMT and the amount thereof. Shareholders should consult their own tax advisers regarding the potential applicability of the AMT to them.

Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the CGM American Tax Free Fund) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the CGM American Tax Free Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


Upon the sale or other disposition of shares of a Fund by a shareholder that holds such shares as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Investments by CGM Fixed Income Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations.


The CGM Fixed Income Fund may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If the Fund does invest in passive foreign investment companies, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such passive foreign investment company in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Investment income received by the CGM Fixed Income Fund and gains with respect to foreign securities may be subject to foreign taxes, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.

Each Fund will report to its U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of tax withheld, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 31% with respect to dividends paid and redemptions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide a Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed.


As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. CGM Shareholder Services, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you may also receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "double category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.


Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in either Fund.

FINANCIAL STATEMENTS


The financial statements for the year ended December 31, 2000 for each Fund, which are included in the respective Fund's Annual Report to Shareholders for the year ended December 31, 2000, are incorporated herein by reference.

                                   APPENDIX A
                                     RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. DEBT RATINGS -- TAXABLE DEBT & DEPOSITS GLOBALLY:

Aaa -- Bonds which are rated `Aaa' are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM MIG/VMIG RATINGS -- U.S. TAX-EXEMPT MUNICIPALS:


MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 -- This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG -- This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa -- An issue which is rated `aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated `aa' is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a -- An issue which is rated `a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the `aaa' and `aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated `baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated `ba' is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated `b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated `caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

MOODY'S SHORT-TERM PRIME RATING SYSTEM -- TAXABLE DEBT & DEPOSITS GLOBALLY:


Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations generally have an original maturity not exceeding one year.


Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    o   Leading market positions in well-established industries
    o   High rates of return on funds employed.
    o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.


DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES LONG-TERM ISSUE CREDIT
RATINGS:


AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES MUNICIPAL NOTES RATINGS:


An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols and definitions are as follows:

SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

SHORT-TERM ISSUE CREDIT RATINGS:

A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                                   APPENDIX B
                           CGM AMERICAN TAX FREE FUND
                         TAXABLE EQUIVALENT YIELD TABLE

                                                       A FULLY TAXABLE INVESTMENT
     TO                                                  WOULD HAVE TO PAY YOU:
  MATCH A                   ------------------------------------------------------------------------------------------
  TAX-FREE                   ASSUMING A              ASSUMING A                 ASSUMING A               ASSUMING A
    YIELD                   MARGINAL TAX            MARGINAL TAX               MARGINAL TAX             MARGINAL TAX
     OF:                     RATE OF 28%             RATE OF 31%                RATE OF 36%             RATE OF 39.6%
     ---                     -----------             -----------                -----------             -------------
   2.00%                     2.78%                   2.90%                       3.13%                    3.31%
   3.00%                     4.17%                   4.35%                       4.69%                    4.97%
   4.00%                     5.56%                   5.80%                       6.25%                    6.62%
   5.00%                     6.94%                   7.25%                       7.81%                    8.28%
   6.00%                     8.33%                   8.70%                       9.38%                    9.93%

This table is a hypothetical illustration and should not be considered an indication of CGM American Tax Free Fund's performance.

The assumed marginal tax rates are not necessarily the highest possible marginal tax rates, nor are they the lowest rates. These rates were picked as exemplary rates that may apply to many taxpayers.

                                 CGM FOCUS FUND

                       STATEMENT OF ADDITIONAL INFORMATION


May 1, 2001

This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM Focus Fund. This Statement is not a prospectus, and should be read in conjunction with the CGM Focus Fund Prospectus dated May 1, 2001 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained from CGM Trust, by writing to: c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117, or by calling 800-345-4048.

Certain financial information which is included in the Fund's Annual Report to shareholders dated December 31, 2000 is incorporated by reference into this Statement. A copy of the Annual Report accompanies this Statement.

FFSAI01

                                TABLE OF CONTENTS

                                                                           Page
INTRODUCTION.............................................................    1
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS....................    1
FUNDAMENTAL INVESTMENT RESTRICTIONS......................................    9
PORTFOLIO TURNOVER ......................................................   11
MANAGEMENT OF THE FUND ..................................................   11
INVESTMENT ADVISORY AND OTHER SERVICES...................................   13
         Advisory Agreement..............................................   13
         Custodial Arrangements..........................................   15
         Independent Accountants.........................................   15
         Other Arrangements..............................................   15
         Codes of Ethics.................................................   15
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................   16
DESCRIPTION OF THE TRUST ................................................   17
         Shareholder Rights..............................................   17
         Shareholder and Trustee Liability...............................   19
ADVERTISING AND PERFORMANCE INFORMATION..................................   19
         Calculation of Total Return.....................................   19
         Performance Comparisons.........................................   20
NET ASSET VALUE AND PUBLIC OFFERING PRICE................................   22
HOW TO PURCHASE SHARES ..................................................   22
SHAREHOLDER SERVICES ....................................................   22
         Open Accounts...................................................   22
         Systematic Withdrawal Plans ("SWP").............................   23
         Exchange Privilege..............................................   24
         Automatic Investment Plans ("AIP")..............................   25
         Retirement Plans................................................   25
         Address Changes.................................................   26
REDEMPTIONS..............................................................   26
         Redeeming by Telephone..........................................   27
         Check Sent to the Address of Record.............................   27
         Proceeds Wired to a Predesignated Bank..........................   27
         All Redemptions.................................................   28
INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS.............   29
FINANCIAL STATEMENTS ....................................................   32

INTRODUCTION

CGM Focus Fund (the "Fund") is organized as an open-end, non-diversified separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.

Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY THE FUND AND CERTAIN ASSOCIATED RISKS.

SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position. The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

OPTIONS ON SECURITIES AND STOCK INDEXES. The Fund may purchase put and call options on equity securities. A put option gives the purchaser of the option, in exchange for the payment of a premium, the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option, in exchange for the payment of a premium, the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. If the option is not sold while it has remaining value, or if during the life of an option the underlying security does not depreciate (in the case of a put option) or appreciate (in the case of a call option), the purchaser of the option may lose his entire investment. Further, except where the value of the remaining life of the option may be realized in the secondary market, for the option purchase to be profitable, the market price of the underlying security must be below (in the case of a put option) or above (in the case of a call option) the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, purchasing options can be more speculative than investing directly in equity securities.

The Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the S&P 500 Index, the New York Stock Exchange Composite Index, or the American Stock Exchange Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather that upon movements in the price of a particular stock.

The Fund may liquidate its position as the holder of an option by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that a closing sale transaction can be effected. If any option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing sale transaction with respect to an option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the option. If an option which the Fund has purchased expires "out-of-the-money," the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

The options purchased by the Fund may be exchange-listed options ("OCC Options") or over-the-counter options ("OTC Options"). OCC Options are issued by the Options Clearing Corporation ("OCC"). The OCC is a clearing organization for financial derivative instruments and guarantees the performance of the obligations of the parties to such options. The Fund's ability to close out its position as a writer or purchaser of an OCC Option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. Each of the exchanges on which stock index options are traded has established limitations governing the maximum number of call or put options on the same index which may be bought by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of stock index options which the Fund may buy or sell. Although certain option exchanges attempt to provide continuously liquid markets in which holders of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds.

With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts. The Fund may also purchase put and call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may also purchase stock index futures contracts as a substitute for a comparable market position in the underlying securities.

The Fund may also purchase put and call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase, respectively, the underlying futures contract for a specified price upon exercise at any time during the option period. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in exchange for the premium paid, to assume a position in a futures contract. The Fund may engage in related closing transactions with respect to options on futures contracts.

The Fund will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund's loss from an uncovered short position on futures contracts is potentially unlimited.

When the Fund purchases or sells a stock index futures contract, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities), that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or (b) otherwise "cover" its position. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. If the price of an open futures contract changes (by increase in the case of a sale or decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market."

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder. Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions be either for bona fide hedging purposes or for non-hedging purposes provided that the sum of the amounts of initial margin deposits and premiums paid for options on futures required to establish such non-hedging positions does not exceed 5% of the liquidation value of the Fund's total assets (after taking into account unrealized profits and unrealized losses on such futures and options transactions). In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e. the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

FOREIGN SECURITIES. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

    o In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another. The Fund also may be affected by the conversion of the currency of several European countries to the "Euro" currency.

    o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

    o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

    o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

DEPOSITORY RECEIPTS. The Fund may invest in securities of non-U.S. issuers directly and through investments in depository receipts. American Depository Receipts ("ADRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.

BORROWING. The Fund may borrow to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding the Fund must maintain at least 300% "asset coverage," meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker dealers. The Fund's borrowing policies are fundamental and, therefore, may not be changed without shareholder approval.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other liquid securities (which may include equity securities) with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.


TEMPORARY DEFENSIVE POSITIONS. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.


FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

(2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

(3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

(4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the securities issued by the U.S. Government, its agencies and instrumentalities;

(5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

(6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments; or

(7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

PORTFOLIO TURNOVER

The Fund's investment objective is long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund's investment manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.

The Fund's portfolio turnover rate may exceed 300%. The Fund's investments in short sales and options and futures contracts that mature in less than one year are excluded for purposes of computing the Fund's portfolio turnover.

The Fund's portfolio turnover rate is set forth in the Prospectus in the table entitled "Financial Highlights."

MANAGEMENT OF THE FUND

The Fund's Board of Trustees ("the Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

The affiliations of the officers and Board members and their principal occupations for the past five years are shown below.


PETER O. BROWN (Age 60) -- Trustee
         30 Douglas Road, Rochester, NY; Counsel (formerly, Partner), Harter, Secrest & Emery; Trustee, TT International U.S.A. Master Trust and TT International U.S.A. Feeder Trust (mutual funds).

G. KENNETH HEEBNER (Age 60)* -- Trustee and Vice President
         Employee, CGM; formerly Vice President and Director, Loomis-Sayles and Company, Incorporated ("Loomis-Sayles").

ROBERT L. KEMP (Age 68)* -- Trustee and President
         Employee, CGM; formerly President and Director, Loomis-Sayles.

ROBERT B. KITTREDGE (Age 80) -- Trustee
         21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis-Sayles; formerly Trustee, New England Zenith Fund.

LAURENS MACLURE (Age 75) -- Trustee
         100 Pond Street, #26, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital; formerly Trustee, New England Zenith Fund; formerly Director Massachusetts Blue Cross/Blue Shield.

JAMES VAN DYKE QUEREAU, JR. (Age 52) -- Trustee
         59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; Director, Semper Trust Co.; formerly Institutional Managing Partner, Loomis-Sayles.

J. BAUR WHITTLESEY (Age 54) -- Trustee
         1521 Locust Street, Philadelphia, PA; Member, Ledgewood Law Firm, P.C.

KATHLEEN S. HAUGHTON (Age 40) -- Vice President
         Employee -- Vice President, Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

LESLIE A. LAKE (Age 56) -- Vice President and Secretary
         Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis-Sayles.

MARTHA I. MAGUIRE (Age 45) -- Vice President
         Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

MARY L. STONE (Age 56) -- Assistant Vice President
         Employee -- Assistant Vice President, Portfolio Transactions, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis-Sayles.

FRANK N. STRAUSS (Age 39) -- Treasurer
         Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

W. DUGAL THOMAS (Age 63) -- Vice President
         Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis-Sayles.

* Trustees deemed "interested persons" of the Fund, as defined under the 1940
Act.

Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment manager. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110 or 222 Berkeley Street, Boston, Massachusetts 02116.


As of April 10, 2001, the trustees and officers of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.

The Fund pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Trustees and officers receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 2000:

----------------------------------------------------------------------------------------------------------------------
                                                          PENSION OR
                                                          RETIREMENT
                                                           BENEFITS        ESTIMATED
                                          AGGREGATE       ACCRUED AS         ANNUAL              COMPENSATION
NAME OF TRUSTEE                          COMPENSATION    PART OF FUND    BENEFITS UPON     FROM THE TRUSTS AND FUND
                                          FROM TRUST       EXPENSES        RETIREMENT    COMPLEX PAID TO TRUSTEES (A)
----------------------------------------------------------------------------------------------------------------------
PETER O. BROWN                             $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
G. KENNETH HEEBNER                           None            None             None                   None
----------------------------------------------------------------------------------------------------------------------
ROBERT L. KEMP                               None            None             None                   None
----------------------------------------------------------------------------------------------------------------------
ROBERT B. KITTREDGE                        $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
LAURENS MACLURE                            $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
JAMES VAN DYKE QUEREAU, JR.                $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------
J. BAUR WHITTLESEY                         $28,226           None             None                 $37,000
----------------------------------------------------------------------------------------------------------------------


(a) The Fund Complex is comprised of two Trusts with a total of six funds.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

CGM serves as investment manager of the Fund under an advisory agreement dated September 2, 1997. The Fund has been continuously managed since that date by G. Kenneth Heebner.


Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 1.00% of the first $500 million of the Fund's average daily net asset value, 0.95% of the next $500 million of such value, and 0.90% of such value in excess of $1 billion. CGM has voluntarily agreed, until December 31, 2001, and thereafter until further notice to the Fund, to limit its management fees and, if necessary, to bear certain expenses associated with operating the Fund, in order to limit the Fund's total operating expenses to an annual rate of 1.20%, excluding dividends on short sales, of the Fund's average net assets. For the fiscal year ended December 31, 1998, the advisory fee that would have been payable to CGM for services rendered to the Fund amounted to $1,277,430. As a result of such waiver, the advisory fee paid was $1,027,951. For the fiscal year ended December 31, 1999, the advisory fee that would have been payable to CGM for services rendered to the Fund amounted to $820,535. As a result of such waiver, the advisory fee paid was $536,897. For the fiscal year ended December 31, 2000, the advisory fee that would have been payable to CGM for services rendered to the Fund amounted to $568,755. As a result of such waiver, the advisory fee paid was $315,758.

The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.


CGM also acts as investment adviser to CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

CUSTODIAL ARRANGEMENTS


State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.


INDEPENDENT ACCOUNTANTS

The Fund's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

OTHER ARRANGEMENTS


Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is entitled to be reimbursed by the Fund based on the cost of providing these services. For the years ended December 31, 1998, 1999 and 2000, CGM received reimbursements in the amount of $10,000, $13,000 and $12,000, respectively.


CODES OF ETHICS


The Fund and CGM each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel of the Fund and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Fund. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund.


The Fund's Trustees (together with the Trustees of certain other CGM funds) have directed CGM to allocate a total of $104,249 of brokerage commissions from certain CGM funds (including the Fund) to Instanet (formerly known as Lipper Inc.) for the purpose of obtaining certain publications provided by Instanet (which provides information useful to the Trustees in reviewing the relationship between the Fund and CGM).

In 2000, Fund brokerage transactions aggregating $525,004,739 were allocated to brokers providing research services and $966,880 in commissions were paid on these transactions. During the fiscal years ended December 31, 1998, 1999 and 2000, the Fund paid total brokerage fees of $1,357,349, $938,688 and $992,413, respectively.


DESCRIPTION OF THE TRUST

The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Trust and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.


On March 31, 2001, there were 4,944,308 shares of the Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 1,305,136 shares -- about 26.4% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.

ADVERTISING AND PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

(2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

(3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


For the year ended December 31, 2000 and the period from September 3, 1997 (commencement of operations) through December 31, 2000, the Fund's average annual total return was 53.9% and 15.6%, respectively. For the one year period ended December 31, 2000 and the period from September 3, 1997 (commencement of operations) through December 31, 2000, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 53.9% and 62.1%, respectively. If CGM had not limited expenses to 1.20% of average annual net assets, the Fund's total return for each period would have been lower.


In computing performance information for the Fund, no adjustment is made for a shareholder's tax liability on taxable dividends and capital gains distributions.

PERFORMANCE COMPARISONS

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indexes for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.


The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.


The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


Lipper Inc. (formerly, Lipper Analytical Services, Inc.) is an independent service that provides research on over 60,000 mutual funds worldwide. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.


Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.


Value Line, Inc. ("Value Line"), is an independent mutual fund ranking service that reviews the performance of mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.


From time to time, programs and articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBC, CNN-fn, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager, in managing other mutual funds and private accounts, including ranking and rating information about such funds.

NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or (ii) the NASDAQ National Market System. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing a Service Options Form or the appropriate retirement plan distribution form.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the appropriate form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.


Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a capital gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Income Dividends, Capital Gains Distributions and Tax Status" below for certain information as to federal income taxes.


EXCHANGE PRIVILEGE


A shareholder may exchange shares of the Fund for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may be exchanged for only if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of CGM, and counsel to CGM Capital Development Fund and CGM. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in the Fund.


Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request or Service Options Form to CGM Shareholder Services. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

AUTOMATIC INVESTMENT PLANS ("AIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

ADDRESS CHANGES

Shareholders can request that their address of record be changed either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."

Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

The procedures provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act, as amended (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934, as amended (the "1934 Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act, as amended [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the 1934 Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior three months. If the address of record has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

REDEEMING BY TELEPHONE

There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.

CHECK SENT TO THE ADDRESS OF RECORD

A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

PROCEEDS WIRED TO A PREDESIGNATED BANK

A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on a Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever a Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

ALL REDEMPTIONS

The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed or wired to you within five business days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within five business days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the board of trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS


As described in the Prospectus under "Dividends, Capital Gains and Taxes", it is the policy of the Fund to pay annually, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.


Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid by the Fund and received by the applicable shareholder on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


Shareholders of the Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Distributions paid by the Fund from ordinary income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. If the Fund receives dividend income from U.S. corporations (other than real estate investment trusts (REITs)), a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions that the Fund receives from a REIT, and dividends paid by the Fund from such distributions, will not qualify for this deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


Upon the sale or other disposition of Fund shares by a shareholder that holds such shares as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.

A shareholder may be subject to backup withholding at the rate of 31% on taxable distributions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or
(b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed.

The Fund may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If the Fund does invest in passive foreign investment companies, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such passive foreign investment company in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign taxes, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.


As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. CGM Shareholder Services, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you may also receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "double category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.


Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.

FINANCIAL STATEMENTS


The financial statements for the year ended December 31, 2000, included in the Fund's Annual Report to shareholders for the year ended December 31, 2000, are incorporated herein by reference.

                                    CGM TRUST

PART C.     OTHER INFORMATION

Item 23.    Exhibits

            (a)   (1)   Amended and Restated Agreement and Declaration of
                        Trust of the Registrant is contained in Post-Effective
                        Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (2) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 83 on Form N-1A (File No. 2-10653) filed on June 17, 1997 and incorporated herein by reference.

            (b) By-laws of the Registrant are contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

            (c)   (1)   Form of share certificate of the Registrant's CGM
                        Mutual Fund is contained in Post-Effective Amendment No.
                        82 on Form N-1A (File No. 2-10653) filed on February 27,
                        1997 and incorporated herein by reference.

                  (2) Form of share certificate of the Registrant's CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (3) Form of share certificate of the Registrant's CGM American Tax Free Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (4) Form of share certificate of the Registrant's CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (5) Form of share certificate of the Registrant's CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

            (d)   (1)   Advisory Agreement of the Registrant dated December 13,
                        1996 with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No.
                        2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (2) Advisory Agreement of the Registrant dated December 13, 1996 with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (3) Advisory Agreement of the Registrant dated August 30, 1996 with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (4) Advisory Agreement of the Registrant dated August 30, 1996 with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (5) Advisory Agreement of the Registrant dated September 2, 1997 with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

            (e)   None.

            (f)   None.

            (g)   (1)   Custodian Contract with respect to CGM Mutual Fund is
                        contained in Post-Effective Amendment No. 82 on Form
                        N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (2) Supplement dated March 6, 1992 to Custodian Contract with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (3) Amendment dated April 29, 1999 to the Custodian Contract with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

                  (4) Custodian Contract dated March 6, 1992 with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (5) Amendment dated April 16, 1992 to the Custodian Contract with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (6) Amendment dated October 30, 1998 to the Custodian Contract with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

                  (7) Custodian Contract with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (8) Amendment dated April 29, 1999 to the Custodian Contract with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

                  (9) Custodian Contract with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

                  (10) Amendment dated April 29, 1999 to the Custodian Contract with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

                  (11) Custodian Contract with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

                  (12) Amendment dated April 29, 1999 to the Custodian Contract with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

                  (13) Amendment dated August 1, 2000 to the Custodian Contract with respect to CGM Focus Fund filed herewith.

                  (14) Special Custody Agreement dated August 1, 2000 with respect to CGM Focus Fund filed herewith.

            (h) Transfer Agency and Service Agreement with respect to each series of the Registrant dated January 1, 2000 filed herewith.

            (i) Opinion and consent of counsel is contained in Post-Effective Amendment No. 88 on Form N-1A (File No. 2-10653) filed on April 30, 1999 and incorporated herein by reference.

            (j)   Consent of PricewaterhouseCoopers LLP filed herewith.

            (k)   None.

            (l)   None.

            (m)   None.

            (n)   None.

            (p)   (1)   Code of Ethics for the Registrant is contained in
                        Post-Effective Amendment No. 89 on Form N-1A (File No.
                        2-10653) filed on April 25, 2000 and incorporated herein by reference.

                  (2) Code of Ethics for Capital Growth Management Limited Partnership is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

            (q) Powers of attorney are contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

Item 24.    Persons Controlled by or Under Common Control with Registrant

            Information pertaining to persons controlled by or under common control with the Registrant is hereby incorporated by reference to the section captioned "The Investment Manager" in each Prospectus and the section captioned "Investment Advisory and Other Services - Advisory Agreement" in each Statement of Additional Information.

Item 25.    Indemnification

            See Article 4 of the Trust's By-laws which is incorporated by reference herein to Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997. In addition, each series of the Trust maintains a liability insurance policy with maximum coverage of $15 million (for CGM Realty Fund and CGM Mutual
            Fund) or $5 million (for CGM Fixed Income Fund, CGM Focus Fund and CGM American Tax Free Fund) under which the applicable Fund and its trustees and officers are named insureds.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust's By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against the public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

            Capital Growth Management Limited Partnership ("CGM"), the investment manager of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

            KenBob, Inc., which is owned by Robert L. Kemp and G. Kenneth Heebner, is the sole general partner of CGM. Both Mr. Kemp and Mr. Heebner are trustees and officers of the Registrant and of the CGM Capital Development Fund, another registered investment company which is managed by CGM. CDC IXIS Asset Management North America, L.P., which is a limited partner of CGM, is a wholly-owned subsidiary of CDC IXIS Asset Management, which is 100% indirectly owned by the French state.

Item 27.    Principal Underwriters

            Not applicable.

Item 28.    Location of Accounts and Records

            The following companies maintain possession of the documents required by the specified rules:

            (a)   Registrant
                  Rule 31a-1(a)(4); Rule 31a-1(d); Rule 31a-2(a); Rule 31a-2(c)

            (b)   State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8);
                  Rule 31a-2(a)

            (c)   Capital Growth Management Limited Partnership
                  One International Place
                  Boston, Massachusetts 02110
                  Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11);
                  Rule 31a-1(f); Rule 31a-2(a); Rule 31a-2(e)

Item 29.    Management Services

            Not applicable.

Item 30.    Undertakings

            Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and that the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2001.

                                                CGM TRUST

                                                By:   /s/ Robert L. Kemp
                                                   -----------------------
                                                      Robert L. Kemp
                                                      President

      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons on April 25, 2001 in the capacities indicated.

            Signature                          Title
                                             President
                                             (Principal
      /s/ Robert L. Kemp                 Executive Officer)
---------------------------------           and Trustee
      Robert L. Kemp

                                             Treasurer
                                             (Principal
      /s/ Frank N. Strauss                 Financial and
---------------------------------       Accounting Officer)
      Frank N. Strauss


*     Peter O. Brown                          Trustee
---------------------------------
      Peter O. Brown

      /s/ G. Kenneth Heebner                  Trustee
---------------------------------
      G. Kenneth Heebner

*     Robert B. Kittredge                     Trustee
---------------------------------
      Robert B. Kittredge

*     Laurens MacLure                         Trustee
---------------------------------
      Laurens MacLure

*     James Van Dyke Quereau, Jr.             Trustee
---------------------------------
      James Van Dyke Quereau, Jr.

*     J. Baur Whittlesey                      Trustee
---------------------------------
      J. Baur Whittlesey

   *By:     /s/ Robert L. Kemp
         ---------------------------------
            Robert L. Kemp
            Attorney-In-Fact pursuant to powers of attorney previously filed.

                                  EXHIBIT INDEX

(g)         (13)  Amendment dated August 1, 2000 to the Custodian Contract with respect to CGM Focus Fund.

            (14) Special Custody Agreement dated August 1, 2000 with respect to CGM Focus Fund.

 (h) Transfer Agency and Service Agreement with respect to each series of the Registrant dated January 1, 2000.

(j)         Consent of PricewaterhouseCoopers LLP.